UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-04524)

Exact name of registrant as specified in charter:	Putnam Global Income Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	October 31, 2014

Date of reporting period:	November 1, 2013 — April 30, 2014

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PGGIX

Putnam Global Income Trust

Semiannual report 4|30|14

A world of investing.®

Putnam Investments

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
Global Income
Trust

Semiannual report
4 | 30 | 14

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Financial statements	17

Shareholder meeting results	76

Consider these risks before investing: International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. The fund invests in fewer issuers or concentrates its investments by region or sector, and involves more risk than a more broadly invested fund. The fund’s policy of concentrating on a limited group of industries and the fund’s non-diversified status, which means the fund may invest in fewer issuers, can increase the fund’s vulnerability to common economic forces and may result in greater losses and volatility. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses. Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

Global stock markets continue to advance, albeit at a slower pace than in 2013, as the recovery in economies around the world progresses.

In the United States, recent improvements in the vital areas of employment, manufacturing, and consumer sales appear to have returned the economy to its upward trajectory. Likewise, capital spending by businesses — a key variable needed to support continued economic expansion — has risen. This strength, along with the leadership transition at the Federal Reserve, has fueled debate about future monetary policy.

In this environment, we believe Putnam’s commitment to active fundamental research and new ways of thinking can serve the best interests of investors. We are pleased to report that this commitment has played a positive role in investment performance. Barron’s has ranked Putnam second among 55 fund families based on total return across asset classes for the five years ending in December 2013.

We also believe that it is worthwhile to meet with your financial advisor periodically to discuss the range of strategies that Putnam offers. Your advisor can help you assess your individual needs, time horizon, and risk tolerance — crucial considerations as you work toward your investment goals.

Putnam Global Income Trust

A nimble approach to investing in global bond markets

Investing in today's bond markets requires a broad-based approach, the flexibility to exploit a range of sectors and opportunities, and a keen understanding of the complex global inter-relationships that drive the markets. With support from more than 70 fixed-income professionals, the fund's managers actively position the portfolio in securities from a broad range of sectors.

The fund's management team has an average of more than 20 years of experience.

D. William Kohli
Portfolio Manager
Co-Head of Fixed Income

Kevin F. Murphy
Portfolio Manager

Michael V. Salm
Portfolio Manager
Co-Head of Fixed Income

Michael J. Atkin
Portfolio Manager
(Not pictured here)

2 Global Income Trust

Investing for income from global sources

The fund provides exposure to a variety of currencies to seek to benefit from changes in exchange rates.

USD
U.S. dollar
GBP
British pound
EUR
Euro
JPY
Japanese yen
NZD
New Zealand dollar

Illustration shows the fund's five largest currency exposures as of 4/30/14. Allocations in each currency may vary over time.

Invests in sectors beyond the benchmark

Putnam Global Income Trust invests in a number of sectors, from international sovereign debt and investment-grade corporates to a wide range of mortgage-backed securities.

Barclays Global Aggregate Bond Index
Putnam Global Income Trust
Int'l Treasury/ agency
46%
33%
Investment-grade corporate bonds
18%
21%
U.S. Treasury/ agency
15%
0%
Agency pass-through
11%
11%
Emerging-market bonds
6%
7%
Covered bonds
3%
0%
Commer-cial MBS
0%
12%
Municipal bonds
0%
0%
High-yield corporate bonds
0%
2%
Asset-backed securities (ABS)
0%
0%
Agency CMO
0%
10%
Residential MBS (non-agency)
0%
4%
Bank loans
0%
0%
Cash and net other assets
0%
11%

Global Income Trust 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s benchmark, the Barclays Global Aggregate Bond Index, was introduced on 12/31/89, which post-dates the inception of the fund’s class A shares.

† Returns for the six-month period are not annualized, but cumulative.

4	Global Income Trust

Interview with

your fund’s

portfolio manager

Bill, what was the environment like in global bond markets during the six months ended April 30, 2014?

The global business cycle remained on steady footing during the past six months, providing a generally benign backdrop for financial markets. However, divergences between emerging-market [EM] economies continued to expand, and rising global risks — particularly in Asia — increased the likelihood of greater market volatility. At the end of March, leading economic indicators in all of the largest developed markets were stronger than they were six months earlier, while only about 60% of emerging markets exhibited stronger leading indicators. According to Bloomberg’s Financial Condition Indexes, credit conditions in the United States and Europe reached their best levels since the 2007–2008 financial crisis, but hit new cycle lows in many developing markets and Asia. Global credit spreads — the yield premium offered over U.S. Treasuries — continued to narrow, particularly in peripheral eurozone countries.

In the United States, the Federal Reserve surprised investors at its December policy meeting by announcing the first reduction in its bond-buying program somewhat earlier than the market was anticipating. The Fed agreed to lower its $85-billion-per-month pace of purchases by $10 billion beginning in January, citing improving labor-market conditions as its rationale. Bond yields spiked

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 4/30/14. See pages 4 and 11–13 for additional fund performance information. Index descriptions can be found on page 16.

Global Income Trust	5

on the news, with the yield on the benchmark 10-year Treasury reaching 3.04% by the end of December.

In January, with the central bank beginning the process of reducing its bond-buying, lackluster U.S. economic data coupled with concern about EM currencies caused investors to assume a more risk-averse posture. Asset flows shifted toward the relative safety of U.S. Treasuries, pushing the yield on the 10-year note down to 2.67%, its lowest level since mid-November. By February, however, with EM stress abating, market participants were encouraged by the resiliency of U.S. stocks as well as lower Treasury yields. The bond markets were also buoyed by investors largely dismissing weak economic data as a function of severe weather affecting some of the country’s most densely populated regions, and by the fact that the crisis in Ukraine remained localized.

U.S. interest rates rose slightly in March only to decline marginally again in April, as the Fed reiterated that it is likely to keep its target for short-term interest rates close to zero for a “considerable time” after its bond purchases end.

Allocations are shown as a percentage of the fund’s net assets as of 4/30/14. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Allocations may not total 100% because the table includes the notional value of derivatives (the economic value for purposes of calculating period payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time.

6	Global Income Trust

The fund outpaced its benchmark and the average return of its Lipper peer group by considerable margins at net asset value. What factors fueled this solid relative performance?

Collectively, our credit holdings — both corporate and mortgage-related — were the biggest contributors to relative performance. Our positions in investment-grade and high-yield corporate bonds were aided by solid corporate fundamentals and consistent investor demand. In mortgage credit, our investments in commercial mortgage-backed securities [CMBS] were the primary contributors. Within CMBS, the fund benefited from solid security selection in subordinated “mezzanine” bonds rated BBB/ Baa, which offered higher yields at what we believed were acceptable risks. Allocations to non-agency residential mortgage-backed securities [RMBS] and interest-only CMBS also modestly helped relative performance.

Credit qualities are shown as a percentage of the fund’s net assets as of 4/30/14. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch ratings, and then included in the closest equivalent Moody’s rating. To be announced (TBA) mortgage commitments, if any, are included based on their issuer ratings. Ratings and portfolio credit quality will vary over time.

Derivative instruments, including forward currency contracts, are only included to the extent of any unrealized gain or loss on such instruments and are shown in the not-rated category. Cash is also shown in the not-rated category. Derivative offset values are included in the not-rated category and may result in negative weights. The fund itself has not been rated by an independent rating agency.

Global Income Trust	7

Our prepayment strategies, which we implemented with securities such as interest-only and inverse interest-only collateralized mortgage obligations [CMOs], provided a further notable boost to the fund’s return. Lower policy risk coupled with mortgage rates that remained at elevated levels versus the past couple of years reduced the likelihood that the mortgages underlying our CMO holdings would be refinanced. As a result, slower prepayment speeds bolstered the securities’ values. Additionally, positioning the fund for higher mortgage rates worked well, as rates rose steadily during the final months of 2013.

How was the fund positioned with respect to interest-rate sensitivity versus the benchmark?

In the United States, the fund was defensively positioned for a rising-rate environment, as its duration was relatively short — particularly on the intermediate, 5- to 10-year portion of the Treasury yield curve — and was actually negative on an absolute basis. Rates in this portion of the curve are currently being dampened by Fed bond buying, and we believe they will begin to rise as the central bank continues to reduce its bond purchases. Outside the United States, we had overweight allocations in Spain, Greece, and Italy, along

This chart shows how the fund’s top currency holdings have changed over the last six months. Allocations are shown as a percentage of the fund’s net assets. Holdings and allocations may vary over time.

8	Global Income Trust

with underweight allocations in Germany and France. This strategy worked well as rates in peripheral European countries declined and yield spreads tightened versus Germany and France. All told, the fund’s duration and yield-curve positioning meaningfully aided performance for the period, led by our non-U.S. strategy.

How did your currency strategy affect performance?

Beneficial exposure to the Japanese yen and Canadian dollar was more than offset by negative results from our positioning in the euro, the British pound sterling, and several other currencies. As a result, our currency strategy was a slight detractor.

How did you use derivatives during the period?

We used bond futures and interest-rate swaps to take tactical positions at various points along the yield curve. We also employed interest-rate swaps and “swaptions” — which give us the option to enter into a swap contract — to hedge the interest-rate risk associated with our CMO holdings. Additionally, we used total return swaps as a hedging tool and to help manage the fund’s sector exposure, as well as credit default swaps to hedge the fund’s credit risk. Lastly, we utilized currency forward contracts to hedge the foreign exchange risk associated with non-U.S. bonds and to implement our active currency strategy.

What is your outlook for the coming months, and how are you positioning the fund?

In our view, Treasury yields, particularly in the intermediate part of the yield curve, are likely to move higher in 2014 as the U.S. economy continues to strengthen. However, we don’t believe rates are likely to rise so quickly that the shift will undermine economic growth. What’s more, we expect to see an improving

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Global Income Trust	9

U.S. growth trend reflected in Europe and in developing Asian countries.

In addition to weather, a significant inventory overhang was another factor in the weak economic readings we saw early this year, and we believe it will take some time for this surplus to work its way through the system. In 2013’s third quarter, gross domestic product [GDP] was much stronger than anticipated, and fourth-quarter 2013 GDP was firmer than originally forecast, leading manufacturers to expand their inventories. However, the weather-related slowdown in 2014’s first quarter, which contributed to an anemic 0.1% growth in GDP, left manufacturers with excess inventory. Consequently, when growth picks up, the economy won’t immediately need production to sustain inventories, meaning it likely won’t get the cyclical boost it otherwise would if inventories were at a more normal level, in our view.

Looking at the Fed, bond investors have been willing to give the central bank leeway to pursue a fairly aggressive stimulus policy. But this leeway is heavily dependent on maintaining low inflation, particularly in the area of wages. Currently, the Fed believes the non-accelerating inflation rate of unemployment [NAIRU] — the rate to which unemployment can fall without triggering wage inflation — is between 5.2% and 5.6%. However, our research suggests that the NAIRU may be significantly higher than this, primarily because of various structural problems hampering the labor participation rate, particularly in the younger demographic. As the unemployment rate moves downward, if wage inflation develops earlier than the Fed is anticipating, the central bank may begin reducing its stimulus efforts faster than the markets are currently forecasting, which could lead to increased yield-curve volatility. In order to position the portfolio for this potential risk, we have underweight exposure relative to the benchmark on the 2- to 5-year portion of the yield curve, since we believe that is the area of the curve that would be most affected by adjustments in Fed policy. Additionally, we will continue our efforts to minimize overall interest-rate risk in the portfolio.

As for other aspects of portfolio positioning, we plan to maintain our diversified exposure to mortgage, corporate, and sovereign credit via allocations to mezzanine CMBS, investment-grade bonds, and peripheral eurozone bonds, respectively. Concerning prepayment risk, we will continue to seek to capitalize on anticipated slower prepayment speeds through allocations to CMOs. Lastly, as of period-end, uncertainty regarding liquidity was dampening the returns of non-agency RMBS. We are, however, planning to maintain our RMBS positions because when this sector normalizes, our holdings may rebound.

Thanks for your time and for bringing us up to date, Bill.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager D. William Kohli is Co-Head of Fixed Income at Putnam. He has an M.B.A. from the Haas School of Business at the University of California, Berkeley, and a B.A. from the University of California, San Diego. Bill joined Putnam in 1994 and has been in the investment industry since 1986.

In addition to Bill, your fund’s portfolio managers are Michael J. Atkin, Kevin F. Murphy, and Michael V. Salm.

10	Global Income Trust

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended April 30, 2014, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R5, R6, and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 4/30/14

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(6/1/87)		(2/1/94)		(7/26/99)		(3/17/95)		(12/1/03)	(7/2/12)	(7/2/12)	(10/4/05)

	Before	After					Before	After	Net	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value	value

Annual average
(life of fund)	7.14%	6.97%	6.87%	6.87%	6.33%	6.33%	6.84%	6.70%	6.87%	7.22%	7.23%	7.22%

10 years	83.05	75.72	72.34	72.34	69.91	69.91	78.42	72.62	78.64	86.98	87.23	86.94
Annual average	6.23	5.80	5.59	5.59	5.44	5.44	5.96	5.61	5.97	6.46	6.47	6.46

5 years	66.03	59.39	59.95	57.95	59.90	59.90	63.88	58.55	63.89	68.12	68.34	68.08
Annual average	10.67	9.77	9.85	9.57	9.84	9.84	10.38	9.66	10.38	10.95	10.98	10.94

3 years	8.08	3.76	5.63	2.73	5.64	5.64	7.17	3.68	7.22	8.81	8.95	8.78
Annual average	2.63	1.24	1.84	0.90	1.84	1.84	2.33	1.21	2.35	2.85	2.90	2.85

1 year	2.69	–1.41	1.93	–3.05	1.84	0.84	2.38	–0.94	2.35	2.91	2.98	2.89

6 months	4.27	0.10	3.90	–1.10	3.89	2.89	4.11	0.72	4.15	4.42	4.36	4.33

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Global Income Trust	11

Comparative index returns For periods ended 4/30/14

	Barclays Global Aggregate	Lipper Global Income Funds
	Bond Index	category average*

Annual average (life of fund)	—†	6.75%

10 years	63.00%	63.48
Annual average	5.01	5.00

5 years	28.52	40.05
Annual average	5.15	6.86

3 years	6.50	9.26
Annual average	2.12	2.97

1 year	1.62	–0.13

6 months	2.10	2.57

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 4/30/14, there were 227, 204, 147, 118,77, and 2 funds, respectively, in this Lipper category.

† The fund’s benchmark, the Barclays Global Aggregate Bond Index, was introduced on 12/31/89, which post-dates the inception of the fund’s class A shares.

Fund price and distribution information For the six-month period ended 4/30/14

Distributions	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y

Number	6		6	6	6		6	6	6	6

Income	$0.192		$0.145	$0.143	$0.177		$0.176	$0.210	$0.213	$0.209

Capital gains	—		—	—	—		—	—	—	—

Total	$0.192		$0.145	$0.143	$0.177		$0.176	$0.210	$0.213	$0.209

	Before	After	Net	Net	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value

10/31/13	$12.57	$13.09	$12.51	$12.51	$12.45	$12.87	$12.54	$12.56	$12.57	$12.57

4/30/14	12.91	13.45	12.85	12.85	12.78	13.21	12.88	12.90	12.90	12.90

	Before	After	Net	Net	Before	After	Net	Net	Net	Net
Current rate	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
(end of period)	charge	charge	value	value	charge	charge	value	value	value	value

Current dividend rate [1]	2.97%	2.86%	2.15%	2.15%	2.72%	2.63%	2.70%	3.26%	3.35%	3.26%

Current 30-day SEC
yield [2]	N/A	2.17	1.52	1.52	N/A	1.95	2.02	2.43	2.60	2.52

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

12	Global Income Trust

Fund performance as of most recent calendar quarter

Total return for periods ended 3/31/14

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(6/1/87)		(2/1/94)		(7/26/99)		(3/17/95)		(12/1/03)	(7/2/12)	(7/2/12)	(10/4/05)

	Before	After					Before	After	Net	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value	value

Annual average
(life of fund)	7.13%	6.97%	6.86%	6.86%	6.33%	6.33%	6.83%	6.70%	6.86%	7.22%	7.22%	7.22%

10 years	75.22	68.21	64.95	64.95	62.74	62.74	70.87	65.32	70.99	79.09	79.31	79.04
Annual average	5.77	5.34	5.13	5.13	4.99	4.99	5.50	5.16	5.51	6.00	6.01	6.00

5 years	72.50	65.60	66.21	64.21	66.30	66.30	70.45	64.91	70.42	74.80	75.02	74.76
Annual average	11.52	10.61	10.70	10.43	10.71	10.71	11.26	10.52	11.25	11.82	11.85	11.81

3 years	11.27	6.82	8.76	5.78	8.86	8.86	10.43	6.84	10.47	12.09	12.24	12.07
Annual average	3.62	2.22	2.84	1.89	2.87	2.87	3.36	2.23	3.38	3.88	3.92	3.87

1 year	3.01	–1.11	2.25	–2.75	2.23	1.23	2.78	–0.56	2.75	3.31	3.38	3.29

6 months	4.87	0.68	4.52	–0.48	4.50	3.50	4.80	1.39	4.75	5.02	5.05	5.02

See the discussion following the Fund performance table on page 11 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Total annual operating expenses for
the fiscal year ended 10/31/13	1.10%	1.85%	1.85%	1.35%	1.35%	0.82%	0.75%	0.85%

Annualized expense ratio for the
six-month period ended 4/30/14	1.13%	1.88%	1.88%	1.38%	1.38%	0.86%	0.79%	0.88%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

Global Income Trust	13

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from November 1, 2013, to April 30, 2014. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$5.72	$9.50	$9.50	$6.98	$6.99	$4.36	$4.00	$4.46

Ending value (after expenses)	$1,042.70	$1,039.00	$1,038.90	$1,041.10	$1,041.50	$1,044.20	$1,043.60	$1,043.30

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/14. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended April 30, 2014, use the following calculation method. To find the value of your investment on November 1, 2013, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$5.66	$9.39	$9.39	$6.90	$6.90	$4.31	$3.96	$4.41

Ending value (after expenses)	$1,019.19	$1,015.47	$1,015.47	$1,017.95	$1,017.95	$1,020.53	$1,020.88	$1,020.43

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/14. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14	Global Income Trust

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class R5 shares and class R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Global Income Trust	15

Comparative indexes

Barclays Global Aggregate Bond Index is an unmanaged index of global investment-grade fixed-income securities.

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2013, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of April 30, 2014, Putnam employees had approximately $458,000,000 and the Trustees had approximately $110,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16	Global Income Trust

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Global Income Trust	17

The fund’s portfolio 4/30/14 (Unaudited)

FOREIGN GOVERNMENT AND AGENCY
BONDS AND NOTES (35.6%)*	Principal amount/units		Value

Argentina (Republic of) sr. unsec. bonds 8.28s,
2033 (Argentina)		$238,346	$189,366

Argentina (Republic of) sr. unsec. bonds 7s, 2017 (Argentina)		25,000	22,750

Argentina (Republic of) sr. unsec. unsub. bonds 7s,
2015 (Argentina)		3,314,000	3,221,208

Argentina (Republic of) sr. unsec. unsub. notes Ser. NY, 8.28s,
2033 (Argentina)		1,584,303	1,279,325

Austria (Republic of) sr. unsec. unsub. bonds 3 1/2s,
2021 (Austria)	EUR	1,970,000	3,150,529

Belgium (Government of) sr. unsec. unsub. bonds 4 1/4s,
2022 (Belgium)	EUR	4,110,000	6,863,960

Brazil (Federal Republic of) sr. notes 5 7/8s, 2019 (Brazil)		$100,000	113,750

Brazil (Federal Republic of) sr. unsec. unsub. bonds 4 7/8s,
2021 (Brazil)		490,000	528,240

Brazil (Federal Republic of) unsec. notes 10s, 2021 (Brazil)	units	790	328,763

Canada (Government of) bonds 5s, 2037 (Canada)	CAD	200,000	246,905

Croatia (Republic of) 144A sr. unsec. notes 6 1/4s,
2017 (Croatia)		$200,000	214,450

France (Government of) unsec. bonds 3 1/4s, 2021 (France)	EUR	3,329,000	5,221,475

Germany (Federal Republic of) unsec. bonds 2 1/2s,
2044 (Germany)	EUR	1,410,000	2,021,674

Germany (Federal Republic of) unsec. bonds 1 3/4s,
2022 (Germany)	EUR	4,840,000	7,009,415

Germany (Federal Republic of) unsec. bonds Ser. 2007, 4 1/4s,
2017 (Germany)	EUR	2,750,000	4,297,262

Ghana (Republic of) 144A unsec. notes 8 1/2s, 2017 (Ghana)		$62,000	63,105

Ghana (Republic of) 144A unsec. notes 7 7/8s, 2023 (Ghana)		168,573	156,351

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2042 (Greece) ††	EUR	151,502	133,987

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2041 (Greece) ††	EUR	121,502	107,894

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2040 (Greece) ††	EUR	157,502	140,297

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2039 (Greece) ††	EUR	205,502	184,188

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2038 (Greece) ††	EUR	615,502	553,876

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2037 (Greece) ††	EUR	187,502	169,704

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2036 (Greece) ††	EUR	319,502	291,825

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2035 (Greece) ††	EUR	405,502	374,555

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2034 (Greece) ††	EUR	289,502	270,521

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2033 (Greece) ††	EUR	145,502	137,593

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2032 (Greece) ††	EUR	275,503	263,754

18	Global Income Trust

FOREIGN GOVERNMENT AND AGENCY
BONDS AND NOTES (35.6%)* cont.		Principal amount	Value

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2031 (Greece) ††	EUR	97,503	$94,745

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2030 (Greece) ††	EUR	711,503	702,571

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2029 (Greece) ††	EUR	115,503	116,014

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2028 (Greece) ††	EUR	409,503	418,230

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2027 (Greece) ††	EUR	121,503	126,156

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2026 (Greece) ††	EUR	367,503	388,622

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2025 (Greece) ††	EUR	1,101,503	1,184,041

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2024 (Greece) ††	EUR	117,859	129,181

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2023 (Greece) ††	EUR	462,011	515,424

Hellenic (Republic of) unsec. bonds 4 3/4s, 2019 (Greece)	EUR	699,000	962,171

Hungary (Government of) sr. unsec. unsub. notes 5 3/8s,
2024 (Hungary)		$470,000	487,038

Indonesia (Republic of) 144A sr. unsec. notes 3 3/8s,
2023 (Indonesia)		485,000	437,315

Ireland (Republic of) unsec. bonds 5s, 2020 (Ireland)	EUR	1,070,000	1,766,616

Italy (Republic of) sr. unsec. bonds 4 3/4s, 2023 (Italy)	EUR	2,440,000	3,877,838

Italy (Republic of) unsec. bonds 4 1/2s, 2023 (Italy)	EUR	3,150,000	4,920,177

Italy (Republic of) unsec. bonds 4 1/2s, 2018 (Italy)	EUR	4,114,000	6,397,827

Italy (Republic of) unsec. bonds 3 3/4s, 2016 (Italy)	EUR	2,180,000	3,217,138

Japan (Government of) 30 yr sr. unsec. unsub. bonds 2.3s,
2040 (Japan)	JPY	311,300,000	3,463,778

Japan (Government of) 10 yr sr. unsec. unsub. bonds 1s,
2021 (Japan)	JPY	1,377,000,000	14,057,428

Japan (Government of) 30 yr bonds Ser. 23, 2 1/2s,
2036 (Japan)	JPY	106,000,000	1,212,217

Korea Development Bank sr. unsec. unsub. notes 4s, 2016
(South Korea)		$250,000	265,752

Mexican (Government of) bonds Ser. M 10, 8s, 2015 (Mexico)	MXN	36,810,000	2,992,238

Ontario (Province of) bonds 4s, 2021 (Canada)	CAD	1,690,000	1,671,667

Poland (Republic of) sr. unsec. bonds 5s, 2022 (Poland)		$235,000	255,856

Poland (Republic of) unsec. bonds 5s, 2016 (Poland)	PLN	4,460,000	1,531,822

Russia (Federation of) 144A sr. notes 5 5/8s, 2042 (Russia)		$600,000	552,300

Russia (Federation of) 144A sr. unsec. unsub. bonds 7 1/2s,
2030 (Russia)		82,200	91,480

Russia (Federation of) 144A unsec. notes 3 1/4s, 2017 (Russia)		200,000	201,610

South Africa (Republic of) sr. unsec. unsub. bonds 8s, 2018
(South Africa)	ZAR	14,180,000	1,358,991

South Africa (Republic of) sr. unsec. unsub. notes 4.665s, 2024
(South Africa)		$1,600,000	1,622,400

Spain (Kingdom of) sr. unsec. unsub. bonds 5.85s, 2022 (Spain)	EUR	1,160,000	1,979,180

Spain (Kingdom of) sr. unsec. bonds 4.4s, 2023 (Spain)	EUR	12,230,000	19,006,071

Global Income Trust	19

FOREIGN GOVERNMENT AND AGENCY
BONDS AND NOTES (35.6%)* cont.		Principal amount	Value

Sweden (Government of) bonds Ser. 1054, 3 1/2s,
2022 (Sweden)	SEK	1,500,000	$260,079

Sweden (Government of) debs. Ser. 1041, 6 3/4s,
2014 (Sweden)	SEK	3,585,000	551,352

Switzerland (Government of) bonds 2s, 2021 (Switzerland)	CHF	600,000	756,187

Ukraine (Government of) 144A sr. unsec. notes 9 1/4s,
2017 (Ukraine)		$375,000	341,813

United Kingdom Treasury unsec. bonds 4s, 2060
(United Kingdom)	GBP	1,460,000	2,810,566

United Kingdom Treasury unsec. bonds 3 3/4s, 2019
(United Kingdom)	GBP	350,000	645,247

Total foreign government and agency bonds and notes (cost $112,533,700)			$118,925,860

CORPORATE BONDS AND NOTES (26.6%)*		Principal amount	Value

Basic materials (1.7%)
Ashland, Inc. company guaranty sr. unsec. unsub. notes
4 3/4s, 2022		$151,000	$149,490

Celanese US Holdings, LLC sr. notes 5 7/8s, 2021 (Germany)		160,000	175,200

CF Industries, Inc. company guaranty sr. unsec. unsub. notes
7 1/8s, 2020		4,000	4,820

CF Industries, Inc. company guaranty sr. unsec. notes
5 3/8s, 2044		420,000	440,746

CF Industries, Inc. company guaranty sr. unsec. notes
5.15s, 2034		285,000	298,321

Cytec Industries, Inc. sr. unsec. unsub. notes 3 1/2s, 2023		175,000	168,268

Georgia-Pacific, LLC sr. unsec. unsub. notes 7 3/4s, 2029		120,000	160,053

Georgia-Pacific, LLC 144A company guaranty sr.
notes 5.4s, 2020		305,000	347,279

International Paper Co. sr. unsec. notes 8.7s, 2038		120,000	177,098

International Paper Co. sr. unsec. notes 7.95s, 2018		155,000	190,319

Methanex Corp. sr. unsec. unsub. notes 3 1/4s, 2019 (Canada)		311,000	315,454

Mosaic Co. (The) sr. unsec. unsub. notes 5 5/8s, 2043		99,000	108,132

Mosaic Co. (The) sr. unsec. unsub. notes 5.45s, 2033		41,000	44,613

Mosaic Co. (The) sr. unsec. notes 3 3/4s, 2021		160,000	163,715

Packaging Corp. of America sr. unsec. unsub. notes 4 1/2s, 2023		160,000	168,491

Packaging Corp. of America sr. unsec. unsub. notes 3.9s, 2022		120,000	121,561

PPG Industries, Inc. sr. unsec. unsub. debs. 7.4s, 2019		260,000	317,847

Rock-Tenn Co. company guaranty sr. unsec. unsub. notes
4.45s, 2019		105,000	113,583

Temple-Inland, Inc. sr. unsec. unsub. notes 6 5/8s, 2018		180,000	209,494

Union Carbide Corp. sr. unsec. unsub. bonds 7 3/4s, 2096		140,000	164,248

Westvaco Corp. company guaranty sr. unsec. unsub. notes
7.95s, 2031		955,000	1,190,896

Weyerhaeuser Co. sr. unsec. unsub. notes 7 3/8s, 2032 R		300,000	392,331

Xstrata Finance Canada, Ltd. 144A company guaranty sr. unsec.
notes 6s, 2041 (Canada)		360,000	380,487

			5,802,446

20 Global Income Trust

CORPORATE BONDS AND NOTES (26.6%)* cont.	Principal amount	Value

Capital goods (0.3%)
B/E Aerospace, Inc. sr. unsec. unsub. notes 5 1/4s, 2022	$285,000	$294,975

Crown Americas, LLC/Crown Americas Capital Corp.
IV company guaranty sr. unsec. notes 4 1/2s, 2023	105,000	100,275

Legrand France SA sr. unsec. unsub. debs 8 1/2s, 2025 (France)	253,000	341,561

United Technologies Corp. sr. unsec. unsub. notes 4 1/2s, 2042	50,000	52,031

United Technologies Corp. sr. unsec. unsub. notes 3.1s, 2022	30,000	30,304

Waste Management, Inc. company guaranty sr. unsec. notes
7 3/4s, 2032	105,000	146,823

		965,969
Communication services (2.4%)
America Movil SAB de CV company guaranty sr. unsec. unsub.
notes 6 1/8s, 2040 (Mexico)	100,000	114,471

America Movil SAB de CV company guaranty sr. unsec. unsub.
notes 2 3/8s, 2016 (Mexico)	200,000	205,446

American Tower Corp. sr. unsec. notes 7s, 2017 R	130,000	151,277

American Tower Corp. sr. unsec. unsub. notes 3.4s, 2019 R	125,000	128,890

CenturyLink, Inc. sr. unsec. unsub. notes Ser. G, 6 7/8s, 2028	310,000	310,000

Comcast Corp. company guaranty sr. unsec. unsub. notes
6 1/2s, 2035	75,000	94,331

Crown Castle Towers, LLC 144A company guaranty sr. notes
4.883s, 2020	190,000	210,671

Koninklijke (Royal) KPN NV sr. unsec. unsub. bonds 8 3/8s,
2030 (Netherlands)	115,000	156,504

NBCUniversal Media, LLC sr. unsec. unsub. notes 6.4s, 2040	125,000	156,896

Orange SA sr. unsec. unsub. notes 5 3/8s, 2019 (France)	555,000	628,795

Orange SA sr. unsec. unsub. notes 4 1/8s, 2021 (France)	128,000	134,693

Qwest Corp. sr. unsec. notes 6 3/4s, 2021	518,000	587,529

Rogers Communications, Inc. company guaranty notes 6.8s,
2018 (Canada)	80,000	95,337

Rogers Communications, Inc. company guaranty sr. unsec.
unsub. notes 4 1/2s, 2043 (Canada)	215,000	204,894

SBA Tower Trust 144A company guaranty sr. notes 5.101s, 2017	350,000	375,505

SES SA 144A company guaranty sr. unsec. notes 5.3s,
2043 (France)	270,000	279,386

TCI Communications, Inc. sr. unsec. unsub. notes 7 7/8s, 2026	580,000	772,049

Telecom Italia Capital SA company guaranty sr. unsec. unsub.
notes 6.175s, 2014 (Italy)	153,000	153,918

Telefonica Emisiones SAU company guaranty sr. unsec. notes
5.462s, 2021 (Spain)	340,000	382,826

Telefonica Emisiones SAU company guaranty sr. unsec. notes
4.57s, 2023 (Spain)	150,000	156,882

Telefonica Emisiones SAU company guaranty sr. unsec. unsub.
notes 3.192s, 2018 (Spain)	175,000	181,369

Time Warner Cable, Inc. company guaranty sr. unsec. unsub.
notes 8 3/4s, 2019	60,000	76,837

Time Warner Cable, Inc. company guaranty sr. notes 7.3s, 2038	105,000	139,526

Time Warner Cable, Inc. company guaranty sr. unsec. unsub.
notes 5 1/2s, 2041	525,000	578,671

Time Warner Entertainment Co. LP company guaranty sr. unsec.
bonds 8 3/8s, 2033	38,000	54,906

Global Income Trust	21

CORPORATE BONDS AND NOTES (26.6%)* cont.	Principal amount	Value

Communication services cont.
Time Warner Entertainment Co. LP company guaranty sr. unsec.
bonds 8 3/8s, 2023	$127,000	$170,498

Verizon Communications, Inc. sr. unsec. unsub. notes
7 3/4s, 2030	110,000	147,851

Verizon Communications, Inc. sr. unsec. unsub. notes 6.4s, 2033	350,000	422,445

Verizon Communications, Inc. sr. unsec. unsub. notes 5.9s, 2054	28,800	721,173

Verizon Communications, Inc. sr. unsec. unsub. notes
5.05s, 2034	315,000	329,021

		8,122,597
Consumer cyclicals (1.8%)
21st Century Fox America, Inc. company guaranty sr. unsec.
notes 7.85s, 2039	115,000	158,199

21st Century Fox America, Inc. company guaranty sr. unsec.
unsub. notes 6.2s, 2034	475,000	564,125

21st Century Fox America, Inc. company guaranty sr. unsec.
unsub. notes 3s, 2022	71,000	69,059

Autonation, Inc. company guaranty sr. unsec. notes
6 3/4s, 2018	85,000	97,750

CBS Corp. company guaranty sr. unsec. debs. 7 7/8s, 2030	170,000	227,295

Choice Hotels International, Inc. company guaranty sr. unsec.
unsub. notes 5.7s, 2020	160,000	170,400

D.R. Horton, Inc. company guaranty sr. unsec. notes
5 3/4s, 2023	425,000	451,563

Dollar General Corp. sr. unsec. notes 3 1/4s, 2023	105,000	99,143

Expedia, Inc. company guaranty sr. unsec. unsub. notes
5.95s, 2020	235,000	260,606

Ford Motor Co. sr. unsec. unsub. notes 7.45s, 2031	247,000	322,311

Ford Motor Co. sr. unsec. unsub. notes 7.4s, 2046	15,000	19,942

Ford Motor Credit Co., LLC sr. unsec. notes 4.207s, 2016	640,000	678,552

General Motors Financial Co., Inc. company guaranty sr. unsec.
notes 3 1/4s, 2018	171,000	172,710

General Motors Financial Co., Inc. company guaranty sr. unsec.
notes 2 3/4s, 2016	244,000	247,660

GLP Capital LP/GLP Financing II, Inc. 144A company guaranty
sr. unsec. notes 4 3/8s, 2018	30,000	31,050

Grupo Televisa, S.A.B. sr. unsec. unsub. notes 6 5/8s,
2025 (Mexico)	215,000	255,805

Grupo Televisa, S.A.B. sr. unsec. notes 6s, 2018 (Mexico)	94,000	106,028

Host Hotels & Resorts LP sr. unsec. unsub. notes 6s, 2021 R	61,000	69,801

Host Hotels & Resorts LP sr. unsec. unsub. notes 5 1/4s, 2022 R	29,000	31,862

Hyatt Hotels Corp. sr. unsec. unsub. notes 3 3/8s, 2023	160,000	153,703

L Brands, Inc. company guaranty sr. unsec. notes 6 5/8s, 2021	145,000	162,219

L Brands, Inc. sr. unsec. notes 5 5/8s, 2022	220,000	231,550

Macy’s Retail Holdings, Inc. company guaranty sr. unsec.
notes 6.9s, 2029	175,000	214,268

Macy’s Retail Holdings, Inc. company guaranty sr. unsec. notes
6.65s, 2024	105,000	127,435

Macy’s Retail Holdings, Inc. company guaranty sr. unsec. notes
5 1/8s, 2042	30,000	31,472

Marriott International, Inc. sr. unsec. unsub. notes 3s, 2019	180,000	185,296

22 Global Income Trust

CORPORATE BONDS AND NOTES (26.6%)* cont.	Principal amount	Value

Consumer cyclicals cont.
O’Reilly Automotive, Inc. company guaranty sr. unsec. unsub.
notes 3.85s, 2023	$150,000	$150,021

Owens Corning company guaranty sr. unsec. notes 9s, 2019	15,000	18,829

QVC, Inc. 144A company guaranty sr. notes 4.85s, 2024	260,000	264,118

Time Warner, Inc. company guaranty sr. unsec. bonds 7.7s, 2032	215,000	295,932

TRW Automotive, Inc. 144A company guaranty sr. unsec. notes
4.45s, 2023	65,000	66,300

		5,935,004
Consumer staples (1.1%)
Altria Group, Inc. company guaranty sr. unsec. notes 10.2s, 2039	21,000	35,090

Altria Group, Inc. company guaranty sr. unsec. notes 9.7s, 2018	40,000	52,802

Altria Group, Inc. company guaranty sr. unsec. notes
9 1/4s, 2019	29,000	38,459

Altria Group, Inc. company guaranty sr. unsec. bonds 4s, 2024	105,000	106,518

Altria Group, Inc. company guaranty sr. unsec. unsub. notes
2.85s, 2022	385,000	365,898

Anheuser-Busch InBev Worldwide, Inc. company guaranty
sr. unsec. unsub. notes 8.2s, 2039	154,000	236,518

Bacardi, Ltd. 144A unsec. notes 4 1/2s, 2021 (Bermuda)	230,000	245,876

Campbell Soup Co. sr. unsec. unsub. notes 8 7/8s, 2021	50,000	66,689

Corrections Corp. of America company guaranty sr. unsec. notes
4 1/8s, 2020 R	75,000	74,531

CVS Pass-Through Trust 144A sr. mtge. notes 7.507s, 2032	318,574	394,416

Delhaize Group SA company guaranty sr. unsec. notes 4 1/8s,
2019 (Belgium)	81,000	84,089

ERAC USA Finance, LLC 144A company guaranty sr. unsec.
notes 7s, 2037	85,000	109,989

ERAC USA Finance, LLC 144A sr. unsec. notes 4 1/2s, 2021	445,000	476,383

Kerry Group Financial Services 144A company guaranty
sr. unsec. notes 3.2s, 2023 (Ireland)	377,000	353,516

Kraft Foods Group, Inc. sr. unsec. unsub. notes 6 1/2s, 2040	589,000	745,080

SABMiller Holdings, Inc. 144A company guaranty sr. unsec.
notes 4.95s, 2042	205,000	219,486

WPP Finance UK company guaranty sr. unsec. notes 8s, 2014
(United Kingdom)	200,000	205,271

		3,810,611
Energy (1.7%)
Access Midstream Partners LP/ACMP Finance Corp. company
guaranty sr. unsec. notes 5 7/8s, 2021	110,000	117,150

Anadarko Finance Co. company guaranty sr. unsec. unsub.
notes Ser. B, 7 1/2s, 2031	455,000	606,107

Anadarko Petroleum Corp. sr. unsec. notes 6.45s, 2036	165,000	203,876

BG Energy Capital PLC 144A company guaranty sr. unsec. notes
4s, 2021 (United Kingdom)	200,000	209,202

BP Capital Markets PLC company guaranty sr. unsec. unsub.
notes 4 1/2s, 2020 (United Kingdom)	140,000	154,377

Continental Resources, Inc. company guaranty sr. unsec. unsub.
notes 4 1/2s, 2023	120,000	125,850

Kerr-McGee Corp. company guaranty sr. unsec. unsub. notes
7 7/8s, 2031	185,000	254,149

Global Income Trust	23

CORPORATE BONDS AND NOTES (26.6%)* cont.	Principal amount	Value

Energy cont.
Lukoil International Finance BV 144A company guaranty
sr. unsec. notes 4.563s, 2023 (Russia)	$310,000	$273,803

Marathon Petroleum Corp. sr. unsec. unsub. notes 6 1/2s, 2041	45,000	55,674

National JSC Naftogaz of Ukraine govt. guaranty unsec. notes
9 1/2s, 2014 (Ukraine)	330,000	298,650

Noble Holding International, Ltd. company guaranty sr. unsec.
notes 6.05s, 2041	160,000	176,589

Petrobras Global Finance BV company guaranty sr. unsec.
unsub. notes 6 1/4s, 2024 (Brazil)	25,000	26,215

Petrobras International Finance Co. company guaranty sr. unsec.
notes 7 7/8s, 2019 (Brazil)	55,000	63,686

Petrobras International Finance Co. company guaranty sr. unsec.
notes 5 3/8s, 2021 (Brazil)	225,000	230,427

Petrobras International Finance Co. company guaranty sr. unsec.
notes 3 7/8s, 2016 (Brazil)	185,000	190,481

Petroleos de Venezuela SA company guaranty sr. unsec. notes
5 1/4s, 2017 (Venezuela)	300,000	239,787

Petroleos de Venezuela SA company guaranty sr. unsec. unsub.
notes 5 3/8s, 2027 (Venezuela)	30,000	17,475

Petroleos de Venezuela SA sr. unsec. notes 4.9s,
2014 (Venezuela)	110,000	106,421

Petroleos de Venezuela SA 144A company guaranty sr. notes
8 1/2s, 2017 (Venezuela)	140,000	126,000

Plains Exploration & Production Co. company guaranty
sr. unsec. notes 6 3/4s, 2022	422,000	471,058

Pride International, Inc. sr. unsec. notes 7 7/8s, 2040	425,000	620,547

Spectra Energy Capital, LLC company guaranty sr. unsec. notes
5.65s, 2020	20,000	22,308

Spectra Energy Capital, LLC company guaranty sr. unsec. unsub.
notes 6.2s, 2018	75,000	85,723

Spectra Energy Partners LP sr. unsec. notes 4.6s, 2021	140,000	151,653

Statoil ASA company guaranty sr. unsec. notes 5.1s,
2040 (Norway)	165,000	184,795

Weatherford International, LLC company guaranty sr. unsec.
unsub. notes 6.8s, 2037	10,000	12,029

Weatherford International, Ltd. of Bermuda company guaranty
sr. unsec. notes 9 7/8s, 2039 (Bermuda)	365,000	565,991

Weatherford International, Ltd. of Bermuda company guaranty
sr. unsec. notes 9 5/8s, 2019 (Bermuda)	36,000	47,236

Williams Partners LP sr. unsec. notes 5.4s, 2044	45,000	47,109

Williams Partners LP sr. unsec. notes 4.3s, 2024	45,000	45,801

		5,730,169
Financials (10.9%)
ABN Amro Bank NV 144A sr. unsec. notes 4 1/4s,
2017 (Netherlands)	812,000	872,047

Aflac, Inc. sr. unsec. notes 6.9s, 2039	295,000	392,095

Aflac, Inc. sr. unsec. notes 6.45s, 2040	108,000	136,327

American International Group, Inc. jr. sub. FRB bonds
8.175s, 2058	414,000	553,725

Aon PLC company guaranty sr. unsec. unsub. notes 4 1/4s, 2042	545,000	511,449

24 Global Income Trust

CORPORATE BONDS AND NOTES (26.6%)* cont.		Principal amount	Value

Financials cont.
ARC Properties Operating Partnership LP/Clark Acquisition, LLC
144A company guaranty sr. unsec. unsub. notes 4.6s, 2024 R		$465,000	$472,232

Associates Corp. of North America sr. unsec. notes 6.95s, 2018		550,000	652,783

Assurant, Inc. sr. unsec. notes 6 3/4s, 2034		270,000	314,581

AXA SA 144A jr. unsec. sub. FRN notes 6.463s, perpetual
maturity (France)		485,000	519,920

Banco do Brasil SA 144A unsec. sub. notes 5 7/8s, 2022 (Brazil)		435,000	445,724

Barclays Bank PLC jr. sub. stock FRB bonds 6.278s, perpetual
maturity (United Kingdom)		420,000	425,258

Barclays Bank PLC 144A sub. notes 10.179s, 2021
(United Kingdom)		216,000	293,280

BBVA International Preferred SAU bank guaranty jr. unsec. sub.
FRB bonds 5.919s, perpetual maturity (Spain)		395,000	402,900

Bear Stearns Cos., LLC (The) sr. unsec. unsub. notes
7 1/4s, 2018		230,000	273,551

Berkshire Hathaway Finance Corp. company guaranty sr. unsec.
unsub. notes 4.3s, 2043		335,000	326,195

BNP Paribas SA 144A jr. unsec. sub. FRN notes 7.195s,
perpetual maturity (France)		300,000	336,000

BNP Paribas SA 144A jr. unsec. sub. FRN notes 5.186s,
perpetual maturity (France)		593,000	608,566

BPCE SA 144A unsec. sub. notes 5.7s, 2023 (France)		210,000	222,367

BPCE SA 144A unsec. sub. notes 5.15s, 2024 (France)		215,000	218,143

Camden Property Trust sr. unsec. notes 4 7/8s, 2023 R		585,000	636,636

CBL & Associates LP company guaranty sr. unsec. unsub. notes
5 1/4s, 2023 R		220,000	229,258

Citigroup, Inc. sr. unsec. notes 8 1/2s, 2019		5,000	6,370

Citigroup, Inc. jr. unsec. sub. FRB bonds 5.9s, perpetual maturity		245,000	241,938

CNA Financial Corp. unsec. notes 6 1/2s, 2016		260,000	292,193

CNA Financial Corp. sr. unsec. unsub. notes 5 3/4s, 2021		80,000	92,709

Commerzbank AG 144A unsec. sub. notes 8 1/8s,
2023 (Germany)		320,000	373,600

Commonwealth Bank of Australia 144A sr. unsec. notes 5s,
2019 (Australia)		105,000	117,824

Credit Suisse AG 144A unsec. sub. notes 6 1/2s,
2023 (Switzerland)		340,000	380,130

Credit Suisse Group AG 144A jr. unsec. sub. FRN notes 7 1/2s,
perpetual maturity (Switzerland)		200,000	217,500

DDR Corp. sr. unsec. unsub. notes 7 7/8s, 2020 R		380,000	475,229

Duke Realty LP company guaranty sr. unsec. notes
6 3/4s, 2020 R		270,000	317,989

Duke Realty LP sr. unsec. unsub. notes 3 7/8s, 2021 R		150,000	152,092

EPR Properties unsec. notes 5 1/4s, 2023 R		285,000	294,044

Fifth Third Bancorp jr. unsec. sub. FRB bonds 5.1s,
perpetual maturity		116,000	107,300

GE Capital Trust IV 144A unsec. sub. FRB bonds 4 5/8s, 2066	EUR	90,000	129,744

General Electric Capital Corp. sr. unsec. notes 6 3/4s, 2032		$830,000	1,081,576

Genworth Holdings, Inc. company guaranty jr. unsec. sub. FRB
bonds 6.15s, 2066		788,000	736,780

Goldman Sachs Group, Inc. (The) sr. notes 7 1/2s, 2019		195,000	236,731

Global Income Trust	25

CORPORATE BONDS AND NOTES (26.6%)* cont.	Principal amount	Value

Financials cont.
Goldman Sachs Group, Inc. (The) sub. notes 6 3/4s, 2037	$11,000	$12,666

Hartford Financial Services Group, Inc. (The) jr. unsec. sub. FRB
bonds 8 1/8s, 2038	220,000	259,325

HBOS PLC 144A sr. unsec. sub. notes 6 3/4s, 2018
(United Kingdom)	229,000	260,813

HBOS PLC 144A unsec. sub. bonds 6s, 2033 (United Kingdom)	300,000	320,133

Health Care REIT, Inc. sr. unsec. unsub. notes 3 3/4s, 2023 R	165,000	164,776

HSBC Bank USA, NA unsec. sub. notes 7s, 2039	250,000	326,832

HSBC Capital Funding LP 144A bank guaranty jr. unsec. sub.
FRB bonds 10.176s, perpetual maturity (Jersey)	570,000	832,200

HSBC Finance Capital Trust IX FRN notes 5.911s, 2035	200,000	207,500

HSBC Holdings PLC sr. unsec. notes 4 7/8s, 2022
(United Kingdom)	685,000	758,024

ING Bank NV 144A unsec. sub. notes 5.8s, 2023 (Netherlands)	1,031,000	1,124,600

International Lease Finance Corp. sr. unsec. notes 6 1/4s, 2019	220,000	242,550

International Lease Finance Corp. sr. unsec. unsub. notes
4 7/8s, 2015	390,000	402,675

JPMorgan Chase Capital XXIII company guaranty jr. unsec. sub.
FRN notes 1.236s, 2047	964,000	751,920

Liberty Mutual Group, Inc. 144A company guaranty jr. unsec.
sub. FRN notes 7s, 2037	265,000	282,225

Liberty Mutual Group, Inc. 144A company guaranty jr. unsec.
sub. bonds 7.8s, 2037	650,000	739,375

Lloyds Banking Group PLC jr. unsec. sub. FRB bonds 7 1/2s,
perpetual maturity (United Kingdom)	212,000	221,540

Lloyds Banking Group PLC 144A jr. unsec. sub. FRN notes
6.657s, perpetual maturity (United Kingdom)	530,000	564,450

Massachusetts Mutual Life Insurance Co. 144A notes
8 7/8s, 2039	435,000	670,035

MetLife Capital Trust IV 144A jr. unsec. sub. notes 7 7/8s, 2037	220,000	267,300

MetLife, Inc. jr. unsec. sub. notes 6.4s, 2036	125,000	135,625

Mid-America Apartments LP sr. unsec. notes 4.3s, 2023 R	155,000	158,898

Morgan Stanley sr. unsec. notes Ser. MTN, 5 3/4s, 2016	100,000	110,712

MPT Operating Partnership LP/MPT Finance Corp. company
guaranty sr. unsec. notes 6 7/8s, 2021 R	205,000	222,938

Nationwide Financial Services, Inc. notes 5 5/8s, 2015	35,000	36,112

Nationwide Mutual Insurance Co. 144A notes 9 3/8s, 2039	45,000	69,057

Nordea Bank AB 144A sub. notes 4 7/8s, 2021 (Sweden)	815,000	866,182

OneAmerica Financial Partners, Inc. 144A bonds 7s, 2033	30,000	30,966

Primerica, Inc. sr. unsec. unsub. notes 4 3/4s, 2022	90,000	95,332

Progressive Corp. (The) jr. unsec. sub. FRN notes 6.7s, 2037	445,000	493,060

Prudential Financial, Inc. jr. unsec. sub. FRN notes 5 5/8s, 2043	90,000	92,813

Prudential Financial, Inc. jr. unsec. sub. FRN notes 5.2s, 2044	268,000	266,995

Prudential Financial, Inc. sr. unsec. notes 6 5/8s, 2040	85,000	110,223

Rabobank Nederland 144A jr. unsec. sub. FRN notes 11s,
perpetual maturity (Netherlands)	865,000	1,152,613

Realty Income Corp. sr. unsec. notes 4.65s, 2023 R	80,000	84,691

Royal Bank of Scotland Group PLC unsec. sub. notes 6.1s, 2023
(United Kingdom)	342,000	361,837

26 Global Income Trust

CORPORATE BONDS AND NOTES (26.6%)* cont.	Principal amount	Value

Financials cont.
Royal Bank of Scotland Group PLC unsec. sub. notes 6s, 2023
(United Kingdom)	$88,000	$91,931

Royal Bank of Scotland PLC (The) unsec. sub. FRN notes 9 1/2s,
2022 (United Kingdom)	820,000	960,425

Santander Issuances SAU 144A bank guaranty unsec. sub. notes
5.911s, 2016 (Spain)	600,000	635,491

Santander UK PLC 144A unsec. sub. notes 5s, 2023
(United Kingdom)	470,000	491,798

Sberbank of Russia Via SB Capital SA 144A sr. notes 6 1/8s,
2022 (Russia)	275,000	267,208

Sberbank of Russia Via SB Capital SA 144A sr. notes 4.95s,
2017 (Russia)	450,000	450,000

Shinhan Bank 144A sr. unsec. notes 4 3/8s, 2015 (South Korea)	650,000	678,418

SL Green Realty Corp./SL Green Operating Partnership/
Reckson Operating Partnership sr. unsec. unsub.
notes 5s, 2018 R	270,000	293,204

Societe Generale SA 144A jr. unsec. sub. FRB bonds 7 7/8s,
perpetual maturity (France)	200,000	208,250

Standard Chartered PLC 144A jr. unsec. sub. FRB bonds 7.014s,
perpetual maturity (United Kingdom)	100,000	109,000

Standard Chartered PLC 144A unsec. sub. notes 3.95s, 2023
(United Kingdom)	330,000	320,036

State Street Capital Trust IV company guaranty jr. unsec. sub.
FRB bonds 1.233s, 2037	550,000	454,438

Tanger Properties, LP sr. unsec. notes 6 1/8s, 2020 R	85,000	99,486

Teachers Insurance & Annuity Association of America 144A
notes 6.85s, 2039	210,000	278,322

Travelers Property Casuality Corp. sr. unsec. unsub. bonds
7 3/4s, 2026	170,000	229,720

Vnesheconombank Via VEB Finance PLC 144A sr. unsec. unsub.
notes 6.8s, 2025 (Russia)	500,000	462,150

VTB Bank OJSC Via VTB Capital SA sr. unsec. notes Ser. 6,
6 1/4s, 2035 (Russia)	100,000	100,750

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. notes
6 7/8s, 2018 (Russia)	699,000	699,000

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. notes
6 1/4s, 2035 (Russia)	100,000	100,750

Wachovia Bank NA sr. unsec. sub. notes 6.6s, 2038	930,000	1,240,673

Willis Group Holdings PLC company guaranty sr. unsec. unsub.
notes 5 3/4s, 2021	405,000	449,761

WP Carey, Inc. sr. unsec. unsub. notes 4.6s, 2024	725,000	741,299

ZFS Finance USA Trust V 144A FRB bonds 6 1/2s, 2037	300,000	320,250

		36,476,139
Health care (0.4%)
Aetna, Inc. sr. unsec. unsub. notes 6 3/4s, 2037	200,000	262,890

Coventry Health Care, Inc. sr. unsec. notes 5.45s, 2021	250,000	289,512

Fresenius Medical Care US Finance II, Inc. 144A company
guaranty sr. unsec. notes 5 5/8s, 2019	120,000	130,500

Fresenius Medical Care US Finance, Inc. 144A company
guaranty sr. notes 5 3/4s, 2021	135,000	143,775

Mylan, Inc./PA company guaranty sr. unsec. notes 2.6s, 2018	120,000	121,693

Global Income Trust	27

CORPORATE BONDS AND NOTES (26.6%)* cont.		Principal amount	Value

Health care cont.
Quest Diagnostics, Inc. company guaranty sr. unsec. notes
6.95s, 2037		$175,000	$209,262

Quest Diagnostics, Inc. company guaranty sr. unsec. notes
4 3/4s, 2020		28,000	30,210

			1,187,842
Supra-Nation (2.1%)
Asian Development Bank sr. unsec. unsub. notes Ser. MTN,
5 1/2s, 2016 (Supra-Nation)	AUD	2,150,000	2,085,993

European Investment Bank sr. unsec. unsub. bonds 5 5/8s,
2032 (Luxembourg)	GBP	1,900,000	4,044,402

European Investment Bank sr. unsec. unsub. notes 4 1/8s,
2024 (Luxembourg)	EUR	450,000	751,485

			6,881,880
Technology (0.5%)
Apple, Inc. sr. unsec. unsub. notes 3.85s, 2043		$322,000	292,539

Apple, Inc. sr. unsec. unsub. notes 3.45s, 2024		435,000	436,179

Apple, Inc. sr. unsec. unsub. notes 2.1s, 2019		95,000	95,312

Brocade Communications Systems, Inc. company guaranty
sr. notes 6 7/8s, 2020		145,000	155,150

Fidelity National Information Services, Inc. company guaranty
sr. unsec. unsub. notes 5s, 2022		230,000	240,784

Jabil Circuit, Inc. sr. unsec. notes 8 1/4s, 2018		100,000	119,250

SoftBank Corp. 144A sr. unsec. notes 4 1/2s, 2020 (Japan)		225,000	225,563

			1,564,777
Transportation (0.4%)
Burlington Northern Santa Fe, LLC sr. unsec. notes 5.4s, 2041		295,000	330,709

Burlington Northern Santa Fe, LLC sr. unsec. unsub. notes
5 3/4s, 2040		10,000	11,712

Continental Airlines, Inc. pass-through certificates
Ser. 97-4A, 6.9s, 2018		56,053	60,397

Continental Airlines, Inc. pass-through certificates Ser. 98-1A,
6.648s, 2017		77,344	83,145

Delta Air Lines, Inc. sr. notes Ser. A, 7 3/4s, 2019		112,729	131,752

Kansas City Southern de Mexico SA de CV sr. unsec. unsub.
notes 2.35s, 2020		39,000	37,029

Kansas City Southern Railway Co. (The) 144A sr. unsec.
notes 4.3s, 2043		76,000	70,549

Norfolk Southern Corp. sr. unsec. notes 6s, 2111		140,000	164,493

Southwest Airlines Co. pass-through certificates Ser. 07-1,
6.15s, 2022		169,152	194,102

United AirLines, Inc. pass-through certificates Ser. 07-A,
6.636s, 2022		34,611	38,073

			1,121,961
Utilities and power (3.3%)
Arizona Public Services Co. sr. unsec. notes 4 1/2s, 2042		65,000	67,074

Beaver Valley Funding Corp. sr. bonds 9s, 2017		42,000	44,248

CMS Energy Corp. sr. unsec. notes 8 3/4s, 2019		405,000	519,204

Consolidated Edison Co. of New York sr. unsec. unsub.
notes 4.2s, 2042		65,000	63,424

Duke Energy Carolinas, LLC sr. mtge. notes 4 1/4s, 2041		165,000	164,932

EDP Finance BV 144A sr. unsec. unsub. notes 6s,
2018 (Netherlands)		335,000	363,475

28 Global Income Trust

CORPORATE BONDS AND NOTES (26.6%)* cont.		Principal amount	Value

Utilities and power cont.
EDP Finance BV 144A sr. unsec. notes 5 1/4s,
2021 (Netherlands)		$360,000	$374,731

El Paso Natural Gas Co., LLC sr. unsec. unsub. bonds
8 3/8s, 2032		105,000	141,531

El Paso Pipeline Partners Operating Co., LP company guaranty
sr. unsec. notes 6 1/2s, 2020		95,000	110,299

Electricite de France (EDF) 144A sr. unsec. notes 6.95s,
2039 (France)		465,000	604,993

Electricite de France (EDF) 144A jr. unsec. sub. FRN notes
5 5/8s, perpetual maturity (France)		375,000	384,844

Electricite de France (EDF) 144A unsec. sub. FRN notes 5 1/4s,
perpetual maturity (France)		1,114,000	1,133,495

Enel Finance International SA 144A company guaranty sr. unsec.
notes 5 1/8s, 2019 (Netherlands)		175,000	193,403

Energy Transfer Partners LP sr. unsec. unsub. notes 6 1/2s, 2042		515,000	598,205

Energy Transfer Partners LP sr. unsec. unsub. notes 5.2s, 2022		210,000	230,163

Ente Nazionale Idrocarburi (ENI) SpA 144A sr. unsec. notes
4.15s, 2020 (Italy)		605,000	639,809

Enterprise Products Operating, LLC company guaranty sr.
unsec. unsub. notes 4.85s, 2042		125,000	126,895

Fortum OYJ sr. unsec. notes Ser. 14, Class EMTN, 4 1/2s,
2016 (Finland)	EUR	255,000	381,492

Iberdrola International BV company guaranty sr. unsec. unsub.
notes 6 3/4s, 2036 (Spain)		$155,000	186,385

ITC Holdings Corp. 144A sr. unsec. notes 6.05s, 2018		125,000	139,872

Kinder Morgan Energy Partners LP sr. unsec. unsub. notes
3 1/2s, 2021		40,000	39,908

Kinder Morgan, Inc./DE 144A sr. notes 5s, 2021		357,000	356,108

Korea Gas Corp. 144A sr. unsec. unsub. notes 6 1/4s, 2042
(South Korea)		370,000	460,267

Majapahit Holding BV 144A company guaranty sr. unsec. notes
7 3/4s, 2020 (Indonesia)		195,000	223,630

Oncor Electric Delivery Co., LLC sr. notes 4.1s, 2022		270,000	286,220

PPL WEM Holdings, Ltd. 144A sr. unsec. notes 5 3/8s, 2021
(United Kingdom)		640,000	705,580

Puget Sound Energy, Inc. jr. sub. FRN notes Ser. A, 6.974s, 2067		240,000	247,200

Teco Finance, Inc. company guaranty sr. unsec. unsub. notes
6.572s, 2017		20,000	23,101

Texas-New Mexico Power Co. 144A 1st mtge. bonds Ser. A,
9 1/2s, 2019		530,000	680,987

TransCanada PipeLines, Ltd. jr. unsec. sub. FRN notes 6.35s,
2067 (Canada)		340,000	353,175

West Penn Power Co. 144A sr. bonds 5.95s, 2017		170,000	193,000

Westar Energy, Inc. sr. mtge. bonds 8 5/8s, 2018		145,000	183,785

Westar Energy, Inc. sr. mtge. notes 4 1/8s, 2042		35,000	34,285

Wisconsin Energy Corp. jr. unsec. sub. FRN notes 6 1/4s, 2067		830,000	858,013

			11,113,733

Total corporate bonds and notes (cost $82,736,514)			$88,713,128

Global Income Trust 29

MORTGAGE-BACKED SECURITIES (23.5%)*	Principal amount	Value

Agency collateralized mortgage obligations (8.3%)
Federal Home Loan Mortgage Corp.
IFB Ser. 3182, Class SP, 27.991s, 2032	$74,992	$112,887
IFB Ser. 3408, Class EK, 25.181s, 2037	28,475	41,377
IFB Ser. 3072, Class SM, 23.239s, 2035	83,591	119,462
IFB Ser. 3072, Class SB, 23.092s, 2035	75,062	106,536
IFB Ser. 3249, Class PS, 21.773s, 2036	58,016	79,204
IFB Ser. 3065, Class DC, 19.403s, 2035	88,236	125,373
IFB Ser. 2990, Class LB, 16.557s, 2034	80,590	105,535
IFB Ser. 4218, Class SB, IO, 6.048s, 2041	2,244,038	401,481
IFB Ser. 4105, Class LS, IO, 5.998s, 2041	1,277,363	231,445
IFB Ser. 4240, Class SA, IO, 5.848s, 2043	1,854,175	425,793
IFB Ser. 271, Class S5, IO, 5.848s, 2042	4,253,946	931,274
IFB Ser. 14-326, Class S2, IO, 5.798s, 2044	4,866,621	1,147,206
IFB Ser. 311, Class S1, IO, 5.798s, 2043	4,694,681	1,001,483
IFB Ser. 14-327, Class S8, IO, 5.768s, 2044	703,073	154,254
IFB Ser. 314, Class AS, IO, 5.738s, 2043	1,671,217	366,954
Ser. 3632, Class CI, IO, 5s, 2038	69,234	6,492
Ser. 3626, Class DI, IO, 5s, 2037	16,224	264
Ser. 3707, Class PI, IO, 4 1/2s, 2025	540,179	51,765
Ser. 4193, Class PI, IO, 4s, 2043	2,550,523	449,527
Ser. 304, Class C53, IO, 4s, 2032	4,970,495	725,195
Ser. 4141, Class PI, IO, 3s, 2042	4,097,101	565,564
Ser. 4165, Class TI, IO, 3s, 2042	10,687,088	1,461,994
Ser. 13-4206, Class IP, IO, 3s, 2041	3,441,472	480,361
Ser. 13-4176, Class IA, IO, 2 1/2s, 2028	5,069,405	583,539
Ser. 3300, PO, zero %, 2037	8,856	7,861
FRB Ser. 3326, Class WF, zero %, 2035	2,805	2,398

Federal National Mortgage Association
IFB Ser. 06-8, Class HP, 24.008s, 2036	68,319	104,988
IFB Ser. 07-53, Class SP, 23.642s, 2037	71,961	106,061
IFB Ser. 05-75, Class GS, 19.793s, 2035	66,791	88,998
IFB Ser. 10-46, Class SB, IO, 6.298s, 2040	1,072,718	176,323
IFB Ser. 13-128, Class SA, IO, 5.848s, 2043	3,513,431	782,687
Ser. 13-98, Class SA, IO, 5.798s, 2043	1,974,861	426,373
IFB Ser. 13-102, Class SH, IO, 5.748s, 2043	2,029,319	442,189
Ser. 12-75, Class AI, IO, 4 1/2s, 2027	1,090,268	126,896
Ser. 418, Class C24, IO, 4s, 2043	2,563,030	602,712
Ser. 409, Class C16, IO, 4s, 2040	1,269,493	248,847
Ser. 418, Class C15, IO, 3 1/2s, 2043	2,658,217	608,690
Ser. 12-124, Class JI, 3 1/2s, 2042	2,746,269	437,700
Ser. 13-55, Class IK, IO, 3s, 2043	2,274,491	325,889
Ser. 13-35, Class IP, IO, 3s, 2042	5,939,868	676,124
Ser. 13-55, Class PI, IO, 3s, 2042	6,013,974	761,790
Ser. 13-23, Class PI, IO, 3s, 2041	7,904,232	813,187
Ser. 13-55, Class MI, IO, 3s, 2032	3,481,981	473,480
Ser. 03-W10, Class 1, IO, 1.092s, 2043	588,088	17,114
Ser. 07-64, Class LO, PO, zero %, 2037	15,400	13,538

30 Global Income Trust

MORTGAGE-BACKED SECURITIES (23.5%)* cont.		Principal amount	Value

Agency collateralized mortgage obligations cont.
Government National Mortgage Association
IFB Ser. 12-26, Class SP, IO, 6.498s, 2042		$2,309,725	$545,418
IFB Ser. 11-11, Class PS, IO, 6.448s, 2040		1,549,232	263,371
IFB Ser. 10-56, Class SC, IO, 6.348s, 2040		997,253	188,321
IFB Ser. 10-171, Class SB, IO, 6.298s, 2040		3,392,481	634,462
IFB Ser. 13-124, Class SC, IO, 6.048s, 2041		2,775,510	454,490
IFB Ser. 13-122, Class DS, IO, 5.998s, 2043		1,105,474	188,629
IFB Ser. 13-129, Class CS, IO, 5.998s, 2042		2,408,541	414,269
IFB Ser. 10-20, Class SC, IO, 5.998s, 2040		2,530,587	459,175
IFB Ser. 11-146, Class AS, IO, 5.948s, 2041		2,354,498	480,833
Ser. 14-58, Class SA, IO, 5.94s, 2044		3,194,000	507,495
IFB Ser. 10-151, Class SA, IO, 5.898s, 2040		1,112,109	200,791
Ser. 10-35, Class UI, IO, 5s, 2040		1,201,225	280,294
Ser. 10-9, Class UI, IO, 5s, 2040		1,471,478	338,448
Ser. 13-24, Class IC, IO, 4 1/2s, 2043		1,630,228	360,900
Ser. 11-18, Class PI, IO, 4 1/2s, 2040		83,079	14,888
Ser. 10-35, Class AI, IO, 4 1/2s, 2040		3,416,078	692,166
Ser. 10-35, Class QI, IO, 4 1/2s, 2040		6,146,036	1,238,456
Ser. 10-103, Class DI, IO, 4 1/2s, 2038		1,813,275	242,524
Ser. 13-24, Class PI, IO, 4s, 2042		1,154,498	218,281
Ser. 13-49, Class OI, IO, 3 1/2s, 2043		3,169,738	606,783
Ser. 13-27, Class PI, IO, 3 1/2s, 2042		2,251,624	392,548
Ser. 13-90, Class HI, IO, 3 1/2s, 2040		2,758,680	397,084
Ser. 13-53, Class PI, IO, 3s, 2041		5,588,262	776,377
Ser. 14-44, Class IC, IO, 3s, 2028		7,408,397	900,231

			27,715,044
Commercial mortgage-backed securities (11.2%)
Banc of America Commercial Mortgage Trust
FRB Ser. 07-2, Class A2, 5.634s, 2049 F		55,411	55,571
Ser. 06-6, Class AJ, 5.421s, 2045		1,555,000	1,584,035
Ser. 06-5, Class A2, 5.317s, 2047		1,034,133	1,039,287
Ser. 05-4, Class B, 5.118s, 2045		423,000	427,230

Banc of America Commercial Mortgage Trust 144A Ser. 07-5,
Class XW, IO, 0.531s, 2051		6,211,952	62,206

Banc of America Merrill Lynch Commercial Mortgage, Inc. 144A
Ser. 04-4, Class XC, IO, 0.932s, 2042		601,516	1,418

Bayview Commercial Asset Trust 144A
Ser. 06-CD1A, IO, zero %, 2023	CAD	2,623,362	24
Ser. 07-CD1A, IO, zero %, 2021	CAD	2,719,511	1

Bear Stearns Commercial Mortgage Securities Trust 144A
FRB Ser. 06-PW11, Class B, 5.607s, 2039		$471,000	478,536
FRB Ser. 06-PW11, Class C, 5.607s, 2039		403,000	400,461
Ser. 06-PW14, Class X1, IO, 0.832s, 2038		5,397,546	83,014

CFCRE Commercial Mortgage Trust 144A FRB Ser. 11-C2,
Class E, 5.744s, 2047		329,000	332,556

Citigroup Commercial Mortgage Trust 144A
FRB Ser. 12-GC8, Class D, 5.04s, 2045		1,612,000	1,586,692
Ser. 06-C5, Class XC, IO, 0.735s, 2049		37,747,203	490,714

Global Income Trust	31

MORTGAGE-BACKED SECURITIES (23.5%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
Citigroup/Deutsche Bank Commercial Mortgage Trust 144A
Ser. 07-CD4, Class XC, IO, 0.56s, 2049	$5,951,244	$44,634
Ser. 07-CD5, Class XS, IO, 0.071s, 2044	4,534,754	20,111

COMM Mortgage Trust
Ser. 07-C9, Class AJ, 5.65s, 2049	841,000	887,591
FRB Ser. 05-LP5, Class D, 5.257s, 2043	802,000	828,653
Ser. 12-CR1, Class XA, IO, 2.398s, 2045	3,195,247	374,850
Ser. 12-CR3, Class XA, IO, 2.193s, 2045	6,777,227	828,977
Ser. 14-UBS2, Class XA, IO, 1.609s, 2047	3,733,014	355,006

COMM Mortgage Trust 144A
FRB Ser. 13-CR8, Class AM, 3.965s, 2046	394,000	400,237
FRB Ser. 07-C9, Class AJFL, 0.84s, 2049	964,000	870,685

Credit Suisse Commercial Mortgage Trust 144A
Ser. 06-C4, Class AX, IO, 0.773s, 2039	8,255,623	100,553
Ser. 07-C2, Class AX, IO, 0.226s, 2049	8,832,107	45,195

Credit Suisse First Boston Mortgage Securities Corp. 144A
Ser. 98-C1, Class F, 6s, 2040	173,384	190,722
Ser. 02-CP5, Class M, 5 1/4s, 2035	38,636	1,554
Ser. 03-C3, Class AX, IO, 1.74s, 2038	127,543	5

DBRR Trust 144A FRB Ser. 13-EZ3, Class A, 1.636s, 2049	1,405,668	1,410,061

GE Capital Commercial Mortgage Corp. FRB Ser. 05-C1, Class B,
4.846s, 2048	569,000	582,440

GE Capital Commercial Mortgage Corp. 144A Ser. 07-C1,
Class XC, IO, 0.16s, 2049	32,427,646	208,834

Greenwich Capital Commercial Funding Corp. FRB Ser. 05-GG3,
Class B, 4.894s, 2042	1,126,000	1,147,732

GS Mortgage Securities Trust
Ser. 06-GG6, Class A2, 5.506s, 2038	2,452	2,456
Ser. 05-GG4, Class AJ, 4.782s, 2039	1,000,000	1,015,597
Ser. 13-GC10, Class XA, IO, 1.902s, 2046	8,708,512	919,358

GS Mortgage Securities Trust 144A
Ser. 98-C1, Class F, 6s, 2030	7,284	7,284
FRB Ser. 13-GC10, Class E, 4.562s, 2046 F	650,000	551,930
FRB Ser. GC10, Class D, 4.562s, 2046	983,000	894,432

JPMorgan Chase Commercial Mortgage Securities Trust
FRB Ser. 07-CB20, Class AJ, 6.282s, 2051	320,000	339,808
FRB Ser. 07-LD12, Class A3, 6.135s, 2051	681,665	683,696
FRB Ser. 06-LDP7, Class B, 6.025s, 2045	914,000	817,732
FRB Ser. 04-CB9, Class B, 5.964s, 2041	394,000	399,989
FRB Ser. 05-LDP2, Class B, 4.882s, 2042	406,000	419,601
FRB Ser. 13-C10, Class D, 4.299s, 2047	419,000	380,298
Ser. 13-C16, Class XA, IO, 1.545s, 2046	5,749,523	425,465
Ser. 06-LDP8, Class X, IO, 0.727s, 2045	1,981,148	22,288
Ser. 06-CB17, Class X, IO, 0.664s, 2043	21,810,172	257,687
Ser. 07-LDPX, Class X, IO, 0.494s, 2049	16,822,632	149,385

JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 07-CB20, Class B, 6.382s, 2051	569,000	572,053
FRB Ser. 07-CB20, Class C, 6.382s, 2051	401,000	376,270

32 Global Income Trust

MORTGAGE-BACKED SECURITIES (23.5%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 12-C6, Class E, 5 3/8s, 2045	$207,000	$210,751
FRB Ser. 12-C8, Class D, 4.823s, 2045	2,300,000	2,307,865
FRB Ser. 12_LC9, Class D, 4.574s, 2047	474,000	465,292
Ser. 07-CB20, Class X1, IO, 0.206s, 2051	6,836,840	63,924

LB Commercial Conduit Mortgage Trust 144A Ser. 98-C4,
Class J, 5.6s, 2035	119,000	130,698

LB-UBS Commercial Mortgage Trust
Ser. 05-C7, Class C, 5.35s, 2040	763,000	785,280
Ser. 06-C7, Class A2, 5.3s, 2038	515,283	532,669
Ser. 04-C6, Class E, 5.177s, 2036	431,000	431,000
Ser. 04-C8, Class D, 4.946s, 2039	468,000	480,121
Ser. 05-C1, Class D, 4.856s, 2040	518,000	528,723
Ser. 07-C2, Class XW, IO, 0.738s, 2040	814,733	12,361

LB-UBS Commercial Mortgage Trust 144A
Ser. 06-C6, Class XCL, IO, 0.857s, 2039	25,155,209	390,686
Ser. 06-C7, Class XCL, IO, 0.85s, 2038	2,446,044	35,883
Ser. 06-C7, Class XW, IO, 0.85s, 2038	1,334,275	19,801
Ser. 05-C2, Class XCL, IO, 0.494s, 2040	3,415,856	7,119
Ser. 07-C2, Class XCL, IO, 0.172s, 2040	5,221,777	79,481

Merrill Lynch Mortgage Trust FRB Ser. 07-C1, Class A3,
6.032s, 2050	386,749	396,852

Mezz Cap Commercial Mortgage Trust 144A Ser. 07-C5, Class X,
IO, 5.925s, 2049	101,338	5,766

ML-CFC Commercial Mortgage Trust
Ser. 06-4, Class AJ, 5.239s, 2049	230,000	232,588
FRB Ser. 06-4, Class A2FL, 0.273s, 2049	50,382	50,256

Morgan Stanley Capital I Trust
FRB Ser. 07-HQ12, Class A2, 5.777s, 2049 F	118,404	118,540
FRB Ser. 07-HQ12, Class A2FX, 5.777s, 2049	806,627	818,808
Ser. 07-IQ14, Class A2, 5.61s, 2049	112,748	114,042
Ser. 07-HQ11, Class C, 5.558s, 2044	477,000	475,569

Morgan Stanley Capital I Trust 144A
FRB Ser. 04-RR, Class F7, 6s, 2039	242,616	232,002
FRB Ser. 05-HQ5, Class X1, IO, 0.463s, 2042	51,802,625	131,061

Morgan Stanley ReREMIC Trust 144A FRB Ser. 10-C30A,
Class A3B, 5.246s, 2043	642,091	642,123

UBS-Barclays Commercial Mortgage Trust 144A Ser. 12-C4,
Class XA, IO, 2.021s, 2045	3,210,875	356,873

Wachovia Bank Commercial Mortgage Trust
Ser. 06-C24, Class AJ, 5.658s, 2045	659,000	659,989
Ser. 07-C34, IO, 0.494s, 2046	1,980,017	23,958

Wachovia Bank Commercial Mortgage Trust 144A FRB
Ser. 05-C16, Class G, 5.703s, 2041	770,000	775,002

WF-RBS Commercial Mortgage Trust Ser. 13-C14, Class XA, IO,
1.062s, 2046	10,841,499	631,734

Global Income Trust	33

MORTGAGE-BACKED SECURITIES (23.5%)* cont.		Principal amount	Value

Commercial mortgage-backed securities cont.
WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 11-C2, Class D, 5.647s, 2044		$937,000	$972,793
FRB Ser. 11-C4, Class E, 5.415s, 2044		794,000	805,179
Ser. 13-C12, Class XA, IO, 1.653s, 2048		4,872,927	429,851

			37,429,554
Residential mortgage-backed securities (non-agency) (4.0%)
Barclays Capital, LLC Trust
Ser. 13-RR1, Class 9A4, 9.004s, 2036		550,000	556,875
FRB Ser. 12-RR10, Class 9A2, 2.654s, 2035		280,000	246,960
Ser. 13-RR1, Class 1A2, 2.425s, 2035		1,360,000	1,109,080

Barclays Capital, LLC Trust 144A FRB Ser. 12-RR11, Class 5A3,
10.435s, 2037		314,007	193,428

Bear Stearns Asset Backed Securities, Inc. FRB Ser. 04-FR3,
Class M6, 5.029s, 2034		12,634	1,727

Countrywide Alternative Loan Trust
Ser. 05-20CB, Class 3A6, 5 1/2s, 2035		324,267	293,461
FRB Ser. 05-51, Class 1A1, 0.472s, 2035		668,797	570,150

Granite Mortgages PLC
FRB Ser. 03-2, Class 3C, 3.07s, 2043 (United Kingdom)	GBP	121,603	214,553
FRB Ser. 03-2, Class 2C1, 2.852s, 2043 (United Kingdom)	EUR	327,000	474,985

Harborview Mortgage Loan Trust FRB Ser. 05-10, Class 2A1A,
0.462s, 2035		$963,625	831,704

JPMorgan Resecuritization Trust 144A
FRB Ser. 09-11, Class 5A2, 2.621s, 2036		1,219,732	1,027,624
Ser. 14-1, Class 9A3, 0.444s, 2035		705,226	680,684

WAMU Mortgage Pass-Through Certificates
FRB Ser. 06-AR1, Class 2A1B, 1.196s, 2046		661,577	588,804
FRB Ser. 06-AR4, Class 1A1B, 1.066s, 2046		1,480,475	1,258,404
FRB Ser. 05-AR13, Class A1C3, 0.642s, 2045		3,549,895	3,058,235
FRB Ser. 05-AR9, Class A1C3, 0.632s, 2045		747,965	673,168
FRB Ser. 05-AR2, Class 2A1B, 0.522s, 2045		984,085	888,137

Wells Fargo Mortgage Loan Trust FRB Ser. 12-RR2, Class 1A2,
0.324s, 2047		850,000	607,906

			13,275,885

Total mortgage-backed securities (cost $74,201,249)			$78,420,483

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (11.4%)*		Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (1.3%)
Government National Mortgage Association Pass-Through Certificates
4 1/2s, TBA, May 1, 2044		$3,000,000	$3,252,656
4s, TBA, May 1, 2044		1,000,000	1,058,438

			4,311,094
U.S. Government Agency Mortgage Obligations (10.1%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
6s, with due dates from July 1, 2021 to September 1, 2021		17,800	19,528
5 1/2s, June 1, 2035		19,598	21,813
5 1/2s, April 1, 2020		6,718	7,246
3s, March 1, 2043		979,737	948,355

34 Global Income Trust

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (11.4%)* cont.	Principal amount	Value

U.S. Government Agency Mortgage Obligations cont.
Federal National Mortgage Association Pass-Through Certificates
7s, with due dates from March 1, 2033 to April 1, 2035	$110,752	$128,423
6 1/2s, with due dates from September 1, 2036 to November 1, 2037	43,009	48,090
6s, July 1, 2037	1,936	2,161
6s, with due dates from May 1, 2021 to October 1, 2021	62,461	68,706
5 1/2s, with due dates from February 1, 2018 to March 1, 2021	48,919	52,703
5 1/2s, TBA, May 1, 2044	1,000,000	1,106,094
5s, May 1, 2037	113,665	124,921
5s, with due dates from May 1, 2020 to March 1, 2021	7,376	7,929
4 1/2s, May 1, 2041 ##	999,787	1,074,732
4 1/2s, TBA, May 1, 2044	4,000,000	4,294,375
4s, with due dates from May 1, 2019 to September 1, 2020	84,001	89,119
4s, TBA, May 1, 2044	4,000,000	4,190,625
3 1/2s, TBA, May 1, 2044	8,000,000	8,124,375
3s, with due dates from January 1, 2043 to April 1, 2043	4,751,568	4,612,817
3s, TBA, May 1, 2044	9,000,000	8,774,297

		33,696,309

Total U.S. government and agency mortgage obligations (cost $37,625,394)		$38,007,403

U.S. TREASURY OBLIGATIONS (—%)*	Principal amount	Value

U.S. Treasury Bonds 3 5/8s, August 15, 2043 [i]	$110,000	$113,614

Total U.S. treasury obligations (cost $113,614)		$113,614

MUNICIPAL BONDS AND NOTES (0.1%)*	Principal amount	Value

CA State G.O. Bonds (Build America Bonds), 7 1/2s, 4/1/34	$100,000	$138,205

IL State G.O. Bonds, 4.421s, 1/1/15	45,000	46,092

North TX, Tollway Auth. Rev. Bonds (Build America Bonds),
6.718s, 1/1/49	95,000	128,985

OH State U. Rev. Bonds (Build America Bonds), 4.91s, 6/1/40	115,000	127,064

Total municipal bonds and notes (cost $355,665)		$440,346

PURCHASED SWAP OPTIONS OUTSTANDING (0.1%)*
Counterparty
Fixed right % to receive or (pay)/	Expiration		Contract
Floating rate index/Maturity date	date/strike		amount	Value
Bank of America N.A.

2.785/3 month USD-LIBOR-BBA/May-24	May-14/2.785		$9,355,500	$46,403

(2.785)/3 month USD-LIBOR-BBA/May-24	May-14/2.785		9,355,500	25,260

Barclays Bank PLC
1.80/6 month EUR-EURIBOR–Reuters/Jun-24	Jun-14/1.80	EUR	6,205,000	86,774

Credit Suisse International
2.79/3 month USD-LIBOR-BBA/May-24	May-14/2.79		$6,237,000	32,682

(2.79)/3 month USD-LIBOR-BBA/May-24	May-14/2.79		6,237,000	15,779

Deutsche Bank AG
2.78/3 month USD-LIBOR-BBA/May-24	May-14/2.78		3,742,200	17,551

(2.78)/3 month USD-LIBOR-BBA/May-24	May-14/2.78		3,742,200	10,815

Global Income Trust	35

PURCHASED SWAP OPTIONS
OUTSTANDING (0.1%)* cont.
Counterparty
Fixed right % to receive or (pay)/	Expiration		Contract
Floating rate index/Maturity date	date/strike		amount	Value

Goldman Sachs International
1.80/6 month EUR-EURIBOR–Reuters/Jun-24	Jun-14/1.80	EUR	6,205,000	$86,774

2.78375/3 month USD-LIBOR-BBA/May-24	May-14/2.78375		$6,237,000	30,499

(2.78375)/3 month USD-LIBOR-BBA/May-24	May-14/2.78375		6,237,000	17,152

Total purchased swap options outstanding (cost $425,888)				$369,689

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (0.1%)*	strike price	amount	Value

Federal National Mortgage Association 30 yr 3.5s TBA
commitments (Put)	Jul-14/$101.00	$8,000,000	$72,240

Federal National Mortgage Association 30 yr 3.5s TBA
commitments (Put)	Jul-14/100.56	8,000,000	57,280

Federal National Mortgage Association 30 yr 3.5s TBA
commitments (Put)	Jul-14/100.38	8,000,000	51,680

Federal National Mortgage Association 30 yr 3.5s TBA
commitments (Put)	Jul-14/100.19	8,000,000	46,560

Federal National Mortgage Association 30 yr 3.5s TBA
commitments (Put)	Jul-14/100.00	8,000,000	41,920

Total purchased options outstanding (cost $385,000)			$269,680

SHORT-TERM INVESTMENTS (11.8%)*	Principal amount/shares	Value

Putnam Short Term Investment Fund 0.06% L	26,304,773	$26,304,773

U.S. Treasury Bills with an effective yield of 0.12%, May 1, 2014	$139,000	139,000

U.S. Treasury Bills with effective yields ranging from 0.11%
to 0.12%, August 21, 2014 # Δ §	1,818,000	1,817,831

U.S. Treasury Bills with effective yields ranging from 0.10%
to 0.12%, July 24, 2014 # §	2,412,000	2,411,916

U.S. Treasury Bills with effective yields ranging from 0.08%
to 0.13%, May 29, 2014 # Δ §	8,672,000	8,671,356

Total short-term investments (cost $39,343,814)		$39,344,876

TOTAL INVESTMENTS

Total investments (cost $347,720,838)		$364,605,079

Key to holding’s currency abbreviations

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
PLN	Polish Zloty
SEK	Swedish Krona
USD / $	United States Dollar

36 Global Income Trust

ZAR	South African Rand

Key to holding’s abbreviations

bp Basis Points

EMTN Euro Medium Term Notes

FRB Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period

FRN Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period

G.O. Bonds General Obligation Bonds

IFB Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.

IO Interest Only

JSC Joint Stock Company

MTN Medium Term Notes

OJSC Open Joint Stock Company

OTC Over-the-counter

PO Principal Only

TBA To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2013 through April 30, 2014 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $334,025,465.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

Δ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

## Forward commitment, in part or in entirety (Note 1).

F Security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs.

i Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $194,229,479 to cover certain derivatives contracts and delayed delivery securities.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA’s.

The dates shown on debt obligations are the original maturity dates.

Global Income Trust	37

DIVERSIFICATION BY COUNTRY ⌂

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	56.6%	Mexico	1.0%

Spain	6.3	Canada	0.9

Italy	5.3	Russia	0.9

Japan	5.2	Austria	0.9

Germany	3.8	South Africa	0.8

France	3.0	Ireland	0.6

United Kingdom	2.9	Supra-Nation	0.6

Greece	2.0	Brazil	0.5

Belgium	1.9	Poland	0.5

Luxembourg	1.3	Sweden	0.5

Argentina	1.3	Other	2.0

Netherlands	1.2	Total	100.0%

⌂ Methodology differs from that used for purposes of complying with the fund’s policy regarding investments in securities of foreign issuers, as discussed further in the fund’s prospectus.

FORWARD CURRENCY CONTRACTS at 4/30/14 (aggregate face value $149,526,079) (Unaudited)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.
	Australian Dollar	Sell	7/17/14	$733,792	$728,534	$(5,258)

	Chilean Peso	Buy	7/17/14	10,390	10,625	(235)

	Colombian Peso	Buy	7/17/14	25,599	13,433	12,166

	Euro	Buy	6/18/14	1,766,184	1,752,376	13,808

Barclays Bank PLC
	Australian Dollar	Buy	7/17/14	235,109	233,314	1,795

	British Pound	Buy	6/18/14	6,299,643	6,237,691	61,952

	Canadian Dollar	Sell	7/17/14	893,679	887,528	(6,151)

	Czech Koruna	Buy	6/18/14	147,678	146,686	992

	Euro	Sell	6/18/14	34,680	43,578	8,898

	Japanese Yen	Buy	5/21/14	1,746,915	1,741,750	5,165

	Mexican Peso	Buy	7/17/14	231,667	231,083	584

	New Zealand Dollar	Buy	7/17/14	2,413,058	2,397,032	16,026

	Norwegian Krone	Sell	6/18/14	816,889	832,605	15,716

	Polish Zloty	Sell	6/18/14	1,142,508	1,131,007	(11,501)

	Singapore Dollar	Sell	5/21/14	257,397	253,060	(4,337)

	South African Rand	Sell	7/17/14	472,933	465,921	(7,012)

	South Korean Won	Buy	5/21/14	495,414	486,468	8,946

	Swedish Krona	Sell	6/18/14	1,722,770	1,700,676	(22,094)

	Swiss Franc	Buy	6/18/14	1,656,303	1,651,281	5,022

	Turkish Lira	Buy	6/18/14	240,981	236,194	4,787

Citibank, N.A.
	Australian Dollar	Sell	7/17/14	1,307,795	1,302,126	(5,669)

	Brazilian Real	Sell	7/2/14	329,891	315,907	(13,984)

38 Global Income Trust

FORWARD CURRENCY CONTRACTS at 4/30/14 (aggregate face value $149,526,079) (Unaudited) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Citibank, N.A. cont.
	Chilean Peso	Sell	7/17/14	$426,785	$436,127	$9,342

	Danish Krone	Buy	6/18/14	680,440	673,265	7,175

	Euro	Sell	6/18/14	19,926,582	19,777,215	(149,367)

	Japanese Yen	Buy	5/21/14	3,649,077	3,676,559	(27,482)

	New Zealand Dollar	Buy	7/17/14	1,596,426	1,583,051	13,375

	Norwegian Krone	Sell	6/18/14	783,806	779,696	(4,110)

	Swiss Franc	Buy	6/18/14	403,619	407,028	(3,409)

	Thai Baht	Buy	5/21/14	341,659	332,231	9,428

Credit Suisse International
	Australian Dollar	Buy	7/17/14	4,713	4,675	38

	British Pound	Sell	6/18/14	2,378,421	2,347,940	(30,481)

	Canadian Dollar	Buy	7/17/14	5,919	12,953	(7,034)

	Euro	Buy	6/18/14	929,424	923,165	6,259

	Indian Rupee	Buy	5/21/14	445,649	408,602	37,047

	Japanese Yen	Sell	5/21/14	7,052,674	7,083,774	31,100

	New Zealand Dollar	Buy	7/17/14	1,390,640	1,386,193	4,447

	Norwegian Krone	Buy	6/18/14	815,882	806,419	9,463

	Norwegian Krone	Sell	6/18/14	815,882	800,446	(15,436)

	Singapore Dollar	Sell	5/21/14	35,335	34,741	(594)

	South African Rand	Sell	7/17/14	1,092,769	1,077,090	(15,679)

	South Korean Won	Buy	5/21/14	2,346,588	2,245,702	100,886

	Swedish Krona	Sell	6/18/14	775,012	747,042	(27,970)

	Swiss Franc	Sell	6/18/14	324,509	313,917	(10,592)

Deutsche Bank AG
	Australian Dollar	Buy	7/17/14	1,442,817	1,430,980	11,837

	British Pound	Buy	6/18/14	832,583	827,606	4,977

	Canadian Dollar	Sell	7/17/14	8,652	8,575	(77)

	Euro	Buy	6/18/14	234,715	238,029	(3,314)

	Japanese Yen	Sell	5/21/14	417,043	418,489	1,446

	New Zealand Dollar	Buy	7/17/14	1,891,483	1,883,598	7,885

	Norwegian Krone	Sell	6/18/14	796,838	788,853	(7,985)

	Swedish Krona	Sell	6/18/14	27,999	17,457	(10,542)

	Swiss Franc	Sell	6/18/14	720,854	709,746	(11,108)

Goldman Sachs International
	Australian Dollar	Sell	7/17/14	201,932	200,528	(1,404)

	British Pound	Buy	6/18/14	986,676	969,700	16,976

	Canadian Dollar	Buy	7/17/14	830,567	825,519	5,048

	Euro	Sell	6/18/14	17,589,287	17,443,649	(145,638)

	Japanese Yen	Sell	5/21/14	1,033,094	1,028,134	(4,960)

HSBC Bank USA, National Association
	Australian Dollar	Sell	7/17/14	801,072	799,932	(1,140)

	British Pound	Sell	6/18/14	783,805	775,279	(8,526)

Global Income Trust 39

FORWARD CURRENCY CONTRACTS at 4/30/14 (aggregate face value $149,526,079) (Unaudited) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

HSBC Bank USA, National Association cont.
	Euro	Sell	6/18/14	$617,443	$611,936	$(5,507)

	Japanese Yen	Buy	5/21/14	5,250,154	5,273,046	(22,892)

	Swedish Krona	Buy	6/18/14	262,553	272,350	(9,797)

JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	7/17/14	335,012	338,107	(3,095)

	British Pound	Buy	6/18/14	836,801	840,167	(3,366)

	Canadian Dollar	Buy	7/17/14	805,614	808,762	(3,148)

	Euro	Buy	6/18/14	3,179,324	3,164,400	14,924

	Hungarian Forint	Sell	6/18/14	477,907	466,095	(11,812)

	Indian Rupee	Buy	5/21/14	480,714	461,152	19,562

	Japanese Yen	Buy	5/21/14	297,525	290,442	7,083

	Malaysian Ringgit	Buy	5/21/14	208,123	202,530	5,593

	Mexican Peso	Sell	7/17/14	548,758	547,508	(1,250)

	New Taiwan Dollar	Sell	5/21/14	470,439	468,326	(2,113)

	New Zealand Dollar	Buy	7/17/14	1,057,973	1,048,949	9,024

	Norwegian Krone	Sell	6/18/14	643,851	639,209	(4,642)

	Russian Ruble	Buy	6/18/14	246,023	244,717	1,306

	Swedish Krona	Buy	6/18/14	805,732	814,372	(8,640)

	Swedish Krona	Sell	6/18/14	805,732	807,724	1,992

	Swiss Franc	Buy	6/18/14	340,536	345,368	(4,832)

	Thai Baht	Buy	5/21/14	12,380	19,502	(7,122)

Royal Bank of Scotland PLC (The)
	British Pound	Sell	6/18/14	7,184,040	7,100,055	(83,985)

	Japanese Yen	Buy	5/21/14	29,799	29,923	(124)

	Japanese Yen	Sell	5/21/14	29,799	29,795	(4)

State Street Bank and Trust Co.
	Australian Dollar	Buy	7/17/14	291,022	300,531	(9,509)

	British Pound	Buy	6/18/14	2,794,122	2,752,224	41,898

	British Pound	Sell	6/18/14	2,794,122	2,755,245	(38,877)

	Canadian Dollar	Buy	7/17/14	469,926	472,250	(2,324)

	Chilean Peso	Buy	7/17/14	786,649	812,925	(26,276)

	Euro	Sell	6/18/14	993,790	970,792	(22,998)

	Israeli Shekel	Buy	7/17/14	159,305	158,652	653

	Japanese Yen	Sell	5/21/14	692,904	690,922	(1,982)

	New Taiwan Dollar	Sell	5/21/14	470,551	468,238	(2,313)

	New Zealand Dollar	Buy	7/17/14	1,860,726	1,844,986	15,740

	Norwegian Krone	Sell	6/18/14	837,562	838,176	614

	Singapore Dollar	Sell	5/21/14	687,801	676,324	(11,477)

	Swedish Krona	Sell	6/18/14	763,687	750,975	(12,712)

	Swiss Franc	Buy	6/18/14	179,702	181,975	(2,273)

40 Global Income Trust

FORWARD CURRENCY CONTRACTS at 4/30/14 (aggregate face value $149,526,079) (Unaudited) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

UBS AG
	Australian Dollar	Buy	7/17/14	$250,913	$248,905	$2,008

	British Pound	Buy	6/18/14	1,171,489	1,152,042	19,447

	Canadian Dollar	Sell	7/17/14	24,043	23,866	(177)

	Euro	Buy	6/18/14	205,999	204,398	1,601

	Euro	Sell	6/18/14	205,999	204,022	(1,977)

	Japanese Yen	Sell	5/21/14	609,289	609,974	685

	Norwegian Krone	Sell	6/18/14	752,823	745,289	(7,534)

	Singapore Dollar	Sell	5/21/14	255,403	251,138	(4,265)

	Swedish Krona	Buy	6/18/14	1,546,567	1,558,617	(12,050)

	Swiss Franc	Sell	6/18/14	788,369	781,400	(6,969)

WestPac Banking Corp.
	Australian Dollar	Sell	7/17/14	3,051	13,007	9,956

	British Pound	Buy	6/18/14	1,600,017	1,573,993	26,024

	British Pound	Sell	6/18/14	1,600,017	1,577,435	(22,582)

	Canadian Dollar	Sell	7/17/14	2,914,362	2,882,603	(31,759)

	Euro	Buy	6/18/14	1,012,240	1,011,195	1,045

	Japanese Yen	Buy	5/21/14	1,162,081	1,166,765	(4,684)

Total						$(346,415)

FUTURES CONTRACTS OUTSTANDING at 4/30/14 (Unaudited)
				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Australian Government Treasury
Bond 10 yr (Long)	9	$977,325	Jun-14	$18,955

Canadian Government Bond
10 yr (Long)	13	1,553,287	Jun-14	16,913

Euro-Bobl 5 yr (Short)	47	8,200,885	Jun-14	(26,884)

Euro-Bund 10 yr (Short)	169	33,889,142	Jun-14	(312,069)

Euro-Buxl 30 yr (Short)	11	2,004,664	Jun-14	(39,408)

Euro-Dollar 90 day (Short)	214	53,088,050	Sep-15	10,654

Euro-Schatz 2 yr (Long)	96	14,711,674	Jun-14	(6,300)

Japanese Government Bond
10 yr (Long)	9	12,757,666	Jun-14	13,165

Japanese Government Bond
10 yr (Short)	14	19,845,258	Jun-14	(20,603)

Japanese Government Bond
10 yr Mini (Long)	27	3,827,036	Jun-14	4,648

U.K. Gilt 10 yr (Long)	37	6,892,400	Jun-14	94,636

U.S. Treasury Bond 30 yr (Long)	7	944,563	Jun-14	25,143

U.S. Treasury Bond Ultra
30 yr (Long)	42	6,185,813	Jun-14	274,233

U.S. Treasury Note 2 yr (Long)	75	16,490,625	Jun-14	4,545

Global Income Trust	41

FUTURES CONTRACTS OUTSTANDING at 4/30/14 (Unaudited) cont.
				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

U.S. Treasury Note 5 yr (Short)	28	$3,344,688	Jun-14	$2,064

U.S. Treasury Note 10 yr (Short)	460	57,234,063	Jun-14	(234,186)

Total				$(174,494)

WRITTEN SWAP OPTIONS OUTSTANDING at 4/30/14 (premiums $809,322) (Unaudited)
Counterparty
Fixed Obligation % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Bank of America N.A.
(2.60)/3 month USD-LIBOR-BBA/Jan-25	Jan-15/2.60	$11,826,600	$79,948

JPMorgan Chase Bank N.A.
(6.00 Floor)/3 month USD-LIBOR-BBA/Mar-18	Mar-18/6.00	3,723,000	651,804

(2.60)/3 month USD-LIBOR-BBA/Feb-25	Feb-15/2.60	5,913,300	40,624

Total			$772,376

WRITTEN OPTIONS OUTSTANDING at 4/30/14 (premiums $328,750) (Unaudited)
	Expiration date/	Contract
	strike price	amount	Value

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	Jul-14/$99.00	$16,000,000	$46,560

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	Jul-14/100.00	8,000,000	41,920

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	Jul-14/99.56	8,000,000	32,560

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	Jul-14/99.38	8,000,000	29,120

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	Jul-14/99.19	8,000,000	26,080

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	Jul-14/98.56	8,000,000	17,840

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	Jul-14/98.38	8,000,000	15,840

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	Jul-14/98.19	8,000,000	14,160

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	Jul-14/98.00	8,000,000	12,560

Total			$236,640

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 4/30/14 (Unaudited)
Counterparty			Unrealized
Fixed right or obligation % to receive or (pay)/	Expiration	Contract	appreciation/
Floating rate index/Maturity date	date/strike	amount	(depreciation)

Goldman Sachs International
(1.56)/3 month USD-LIBOR-BBA/
Oct-17 (Purchased)	Oct-14/1.56	$43,925,000	$(99,710)

2.60/3 month USD-LIBOR-BBA/
May-24 (Purchased)	May-14/2.60	14,235,200	(4,982)

42 Global Income Trust

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 4/30/14 (Unaudited) cont.
Counterparty				Unrealized
Fixed right or obligation % to receive or (pay)/	Expiration		Contract	appreciation/
Floating rate index/Maturity date	date/strike		amount	(depreciation)

Goldman Sachs International cont.
1.575/3 month USD-LIBOR-BBA/
Jun-19 (Purchased)	Jun-14/1.575		$17,873,729	$(26,453)

1.03/6 month EUR-EURIBOR-Reuters/
Oct-17 (Written)	Oct-14/1.03	EUR	35,140,000	110,666

JPMorgan Chase Bank N.A.
(1.115)/3 month USD-LIBOR-BBA/
Oct-16 (Purchased)	Oct-14/1.115		$17,570,000	(26,355)

0.862/6 month EUR-EURIBOR-Reuters/
Oct-16 (Written)	Oct-14/0.862	EUR	13,178,000	23,036

Total				$(23,798)

TBA SALE COMMITMENTS OUTSTANDING at 4/30/14 (proceeds receivable $2,108,398) (Unaudited)
	Principal	Settlement
Agency	amount	date	Value

Federal National Mortgage Association, 4 1/2s,
May 1, 2044	$1,000,000	5/12/14	$1,073,594

Federal National Mortgage Association, 4s, May 1, 2044	1,000,000	5/12/14	1,047,656

Total			$2,121,250

OTC INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/14 (Unaudited)
		Upfront		Payments	Payments	Unrealized
Swap counterparty/		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America N.A.
MYR	5,495,000	$—	3/19/19	4.0275%	3 month MYR-	$(280)
					KLIBOR-BNM

Credit Suisse International
AUD	795,000	—	10/10/23	6 month AUD-BBR-	4.49%	19,771
				BBSW

Deutsche Bank AG
MYR	5,495,000	—	3/19/19	4.035%	3 month MYR-	(853)
					KLIBOR-BNM

PLN	5,586,000	—	3/17/24	4.1072%	6 month PLN-	(34,446)
					WIBOR-WIBO

PLN	2,785,000	—	3/18/24	4.12875%	6 month PLN-	(18,795)
					WIBOR-WIBO

PLN	2,458,000	—	3/27/24	4.045%	6 month PLN-	(10,588)
					WIBOR-WIBO

Goldman Sachs International
CAD	1,548,000	—	5/30/23	2.534%	3 month CAD-	8,044
					BA-CDOR

CHF	938,000	—	2/24/24	6 month CHF-	1.36%	23,712
				LIBOR-BBA

EUR	26,303,000	—	8/30/14	1 year EUR-EONIA-	0.11%	(20,019)
				OIS-COMPOUND

Global Income Trust 43

OTC INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/14 (Unaudited) cont.
		Upfront		Payments	Payments	Unrealized
Swap counterparty/		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Goldman Sachs International cont.
EUR	26,303,000	$—	8/30/14	0.309%	3 month EUR-	$(57,448)
					EURIBOR-
					REUTERS

EUR	26,303,000	—	8/31/14	1 year EUR-EONIA-	0.11%	(19,931)
				OIS-COMPOUND

EUR	26,303,000	—	8/31/14	0.314%	3 month EUR-	(59,393)
					EURIBOR-
					REUTERS

EUR	26,303,000	—	9/3/14	1 year EUR-EONIA-	0.086%	(29,086)
				OIS-COMPOUND

EUR	26,303,000	—	9/3/14	0.283%	3 month EUR-	(48,468)
					EURIBOR-
					REUTERS

JPY	1,370,000,000	—	9/15/14	0.361%	6 month JPY-	(11,184)
					LIBOR-BBA

JPY	411,000,000	—	9/15/41	6 month JPY-	1.768%	9,836
				LIBOR-BBA

KRW	8,034,000,000	—	11/18/18	3 month KRW-CD-	3.105%	33,478
				KSDA-BLOOMBERG

JPMorgan Chase Bank N.A.
CAD	3,500,000	—	9/21/14	1.21561%	3 month CAD-	907
					BA-CDOR

CAD	1,100,000	—	9/21/41	3 month CAD-BA-	2.78311%	(106,166)
				CDOR

CAD	2,887,000	—	10/9/23	3 month CAD-BA-	3.055%	80,799
				CDOR

CAD	669,000	—	2/6/24	3 month CAD-BA-	2.855%	8,006
				CDOR

HUF	81,000,000	—	2/4/19	4.79%	6 month	(17,916)
					HUF-BUBOR-
					REUTERS

HUF	162,000,000	—	2/5/19	4.7275%	6 month	(33,647)
					HUF-BUBOR-
					REUTERS

HUF	225,000,000	—	2/11/19	4.41%	6 month	(31,469)
					HUF-BUBOR-
					REUTERS

JPY	901,000,000	—	2/19/15	6 month JPY-	0.705%	45,208
				LIBOR-BBA

JPY	149,300,000	—	2/19/20	6 month JPY-	1.3975%	87,673
				LIBOR-BBA

PLN	1,070,000	—	2/4/19	6 month PLN-	4.04%	10,169
				WIBOR-WIBO

PLN	2,140,000	—	2/5/19	6 month PLN-	3.9775%	18,260
				WIBOR-WIBO

PLN	2,930,000	—	2/11/19	6 month PLN-	3.805%	17,029
				WIBOR-WIBO

Total		$—				$(136,797)

44 Global Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/14 (Unaudited)
		Upfront		Payments	Payments	Unrealized
		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

JPY	328,100,000	$(59)	11/19/43	1.75625%	6 month JPY-	$12,763
					LIBOR-BBA

JPY	97,000,000	(34)	9/2/43	1.87875%	6 month JPY-	(22,143)
					LIBOR-BBA

	$47,118,800 E	70,101	6/18/16	3 month USD-	0.75%	(64,376)
				LIBOR-BBA

	11,133,400 E	(28,450)	6/18/19	3 month USD-	2.00%	57,121
				LIBOR-BBA

	24,604,900 E	128,998	6/18/24	3 month USD-	3.00%	(306,141)
				LIBOR-BBA

	10,776,600 E	266,954	6/18/44	3 month USD-	3.75%	(327,591)
				LIBOR-BBA

	2,912,900 E	(27)	5/23/19	3 month USD-	1.875%	(11,006)
				LIBOR-BBA

	34,000,000 E	282,551	6/18/21	3 month USD-	2.50%	(59,251)
				LIBOR-BBA

	35,966,000 E	(13,036)	6/18/16	3 month USD-	0.65%	17,751
				LIBOR-BBA

	32,616,500 E	135,491	6/18/19	3 month USD-	1.90%	43,121
				LIBOR-BBA

	7,879,000 E	30,602	6/18/24	3 month USD-	2.90%	98,733
				LIBOR-BBA

	6,814,900	(90)	3/27/24	3 month USD-	2.87%	(95,790)
				LIBOR-BBA

	5,097,500 E	(72)	5/23/24	3 month USD-	2.845%	31,339
				LIBOR-BBA

	2,563,300 E	(24)	5/27/19	3 month USD-	1.885%	(9,893)
				LIBOR-BBA

	3,932,400 E	(55)	5/27/24	3 month USD-	2.86%	27,802
				LIBOR-BBA

	32,800,000 E	31,850	6/17/17	3 month USD-	1.617%	(59,760)
				LIBOR-BBA

	11,400,000 E	(107)	6/15/19	3 month USD-	2.61%	28,906
				LIBOR-BBA

	11,400,000 E	(107)	6/15/19	3 month USD-	2.64%	19,090
				LIBOR-BBA

EUR	32,830,000 E	(227,421)	6/18/16	6 month EUR-	0.75%	34,108
				EURIBOR-REUTERS

EUR	34,675,000 E	(1,693,367)	6/18/19	6 month EUR-	1.75%	214,631
				EURIBOR-REUTERS

EUR	9,458,000 E	661,829	6/18/24	6 month EUR-	2.50%	(287,489)
				EURIBOR-REUTERS

EUR	2,782,000 E	(356,405)	6/18/44	6 month EUR-	3.00%	179,606
				EURIBOR-REUTERS

EUR	5,075,000 E	(28)	2/18/24	6 month EUR-	2.85%	(109,104)
				EURIBOR-REUTERS

Global Income Trust 45

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/14 (Unaudited) cont.
		Upfront		Payments	Payments	Unrealized
		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

GBP	39,226,000 E	$96,645	6/18/16	6 month GBP-	1.25%	$7,236
				LIBOR-BBA

GBP	12,202,000 E	(123,179)	6/18/19	6 month GBP-	2.25%	30,798
				LIBOR-BBA

JPY	18,345,000	(6)	3/24/44	6 month JPY-	1.80%	120
				LIBOR-BBA

JPY	35,921,000	(12)	3/24/44	6 month JPY-	1.79625%	(205)
				LIBOR-BBA

JPY	996,900,000	(39)	3/14/19	6 month JPY-	0.3175%	(3,577)
				LIBOR-BBA

JPY	218,100,000	(38)	3/14/44	6 month JPY-	1.795%	701
				LIBOR-BBA

JPY	17,784,000	(3)	3/24/44	6 month JPY-	1.80125%	173
				LIBOR-BBA

Total		$(737,538)				$(552,327)

E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/14 (Unaudited)
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Bank of America N.A.
$654,469	$—	1/12/41	4.00% (1 month	Synthetic TRS Index	$1,471
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,165,266	—	1/12/41	4.50% (1 month	Synthetic TRS Index	1,470
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

Barclays Bank PLC
126,667	—	1/12/40	5.00% (1 month	Synthetic MBX Index	640
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

215,788	—	1/12/42	4.00% (1 month	Synthetic TRS Index	417
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

7,078,133	—	1/12/41	4.00% (1 month	Synthetic TRS Index	15,912
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

8,927,123	—	1/12/41	5.00% (1 month	Synthetic MBX Index	46,477
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

5,599	—	1/12/38	6.50% (1 month	Synthetic TRS Index	13
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

137,240	—	1/12/41	5.00% (1 month	Synthetic MBX Index	715
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

46 Global Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/14 (Unaudited) cont.
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
$590,870	$—	1/12/40	4.50% (1 month	Synthetic MBX Index	$1,814
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

77,407	—	1/12/40	5.00% (1 month	Synthetic MBX Index	391
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

1,178,624	—	1/12/40	4.50% (1 month	Synthetic MBX Index	3,618
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

3,175,077	—	1/12/41	5.00% (1 month	Synthetic MBX Index	16,530
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

637,519	—	1/12/41	5.00% (1 month	Synthetic MBX Index	3,319
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

110,993	—	1/12/40	5.00% (1 month	Synthetic MBX Index	561
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

359,849	—	1/12/40	5.00% (1 month	Synthetic MBX Index	1,817
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

261,010	—	1/12/40	5.00% (1 month	Synthetic MBX Index	1,318
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

2,082,585	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(10,208)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

106,674	—	1/12/39	(6.00%) 1 month	Synthetic MBX Index	(445)
			USD-LIBOR	6.00% 30 year Fannie
				Mae pools

1,198,233	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	(1,512)
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

343,836	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(1,290)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

171,918	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(645)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

171,918	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(645)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

345,029	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(1,294)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

895,983	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(3,361)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

Global Income Trust 47

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/14 (Unaudited) cont.
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
$345,029	$—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	$(1,294)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

1,268,906	—	1/12/41	4.00% (1 month	Synthetic TRS Index	2,853
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

938,149	—	1/12/41	5.00% (1 month	Synthetic TRS Index	992
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

301,373	—	1/12/41	5.00% (1 month	Synthetic MBX Index	1,569
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

396,469	—	1/12/41	5.00% (1 month	Synthetic TRS Index	419
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

533,832	—	1/12/38	6.50% (1 month	Synthetic TRS Index	1,238
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

688,766	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(2,584)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

867,490	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	(103)
			USD-LIBOR	5.00% 30 year Fannie
				Mae pools

2,350,000	—	3/20/24	(2.505%)	USA Non Revised	(10,895)
				Consumer Price
				Index-Urban (CPI-U)

11,302,000	—	3/20/16	1.795%	USA Non Revised	(31,239)
				Consumer Price
				Index-Urban (CPI-U)

1,831,000	—	3/21/24	(2.505%)	USA Non Revised	(8,459)
				Consumer Price
				Index-Urban (CPI-U)

Citibank, N.A.
235,071	—	1/12/41	5.00% (1 month	Synthetic MBX Index	1,224
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

7,028,000	—	2/3/16	1.795%	USA Non Revised	(26,165)
				Consumer Price
				Index-Urban (CPI-U)

1,947,181	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	(2,457)
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

1,757,000	—	1/31/16	1.795%	USA Non Revised	(6,768)
				Consumer Price
				Index-Urban (CPI-U)

48 Global Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/14 (Unaudited) cont.
		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Citibank, N.A. cont.
	$11,366,000	$—	3/27/16	1.7475%	USA Non Revised	$(37,337)
					Consumer Price
					Index-Urban (CPI-U)

	2,363,000	—	3/27/24	(2.4825%)	USA Non Revised	(5,548)
					Consumer Price
					Index-Urban (CPI-U)

EUR	4,580,000	—	2/21/19	(1.235%)	Eurostat Eurozone	(22,760)
					HICP excluding
					tobacco

EUR	2,380,000	—	2/21/24	1.69%	Eurostat Eurozone	24,896
					HICP excluding
					tobacco

Credit Suisse International
	$1,055,966	—	1/12/41	4.50% (1 month	Synthetic MBX Index	3,570
				USD-LIBOR)	4.50% 30 year Ginnie
					Mae II pools

	478,025	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	(603)
				USD-LIBOR	4.50% 30 year Fannie
					Mae pools

	2,185,137	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	(2,757)
				USD-LIBOR	4.50% 30 year Fannie
					Mae pools

	1,931,965	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	(2,438)
				USD-LIBOR	4.50% 30 year Fannie
					Mae pools

	1,910,833	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	(2,411)
				USD-LIBOR	4.50% 30 year Fannie
					Mae pools

	632,883	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	(76)
				USD-LIBOR	5.00% 30 year Fannie
					Mae pools

EUR	1,340,000	—	3/27/19	(1.1913%)	Eurostat Eurozone	(3,424)
					HICP excluding
					tobacco

EUR	4,580,000	—	2/20/19	(1.2225%)	Eurostat Eurozone	(18,700)
					HICP excluding
					tobacco

EUR	2,380,000	—	2/20/24	1.68%	Eurostat Eurozone	21,528
					HICP excluding
					tobacco

EUR	1,340,000	—	3/24/19	(1.1925%)	Eurostat Eurozone	(3,543)
					HICP excluding
					tobacco

GBP	1,130,000	—	3/20/19	3.05%	GBP Non-revised UK	(9,616)
					Retail Price Index

GBP	1,130,000	—	3/25/19	3.0413%	GBP Non-revised UK	(10,474)
					Retail Price Index

Global Income Trust 49

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/14 (Unaudited) cont.
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International
$224,603	$—	1/12/39	6.00% (1 month	Synthetic TRS Index	$286
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

38,012	—	1/12/38	6.50% (1 month	Synthetic TRS Index	88
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

535,709	—	1/12/42	4.00% (1 month	Synthetic TRS Index	1,036
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

535,709	—	1/12/42	4.00% (1 month	Synthetic TRS Index	1,036
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,606,520	—	1/12/41	4.50% (1 month	Synthetic TRS Index	2,027
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

1,779,076	—	1/12/41	4.00% (1 month	Synthetic TRS Index	3,999
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

5,128,944	—	1/12/41	4.50% (1 month	Synthetic TRS Index	6,472
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

694,367	—	1/12/40	4.00% (1 month	Synthetic TRS Index	1,345
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

54,611	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(268)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

65,514	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(321)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

1,237,391	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(6,065)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

1,512,829	—	1/12/42	4.00% (1 month	Synthetic TRS Index	2,927
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

796,621	—	1/12/42	4.00% (1 month	Synthetic TRS Index	1,541
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

12,861,000	—	3/3/19	2.13%	USA Non Revised	(16,977)
				Consumer Price
				Index-Urban (CPI-U)

JPMorgan Chase Bank N.A.
1,750,646	—	1/12/41	4.50% (1 month	Synthetic TRS Index	2,209
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

Total	$—				$(74,944)

50 Global Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 4/30/14 (Unaudited)
		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Bank of America N.A.
CMBX NA	BBB–/P	$2,666	$39,000	5/11/63	300 bp	$2,599
BBB– Index

CMBX NA	BBB–/P	5,303	88,000	5/11/63	300 bp	5,154
BBB– Index

CMBX NA	BBB–/P	10,865	176,000	5/11/63	300 bp	10,566
BBB– Index

CMBX NA	BBB–/P	10,317	181,000	5/11/63	300 bp	10,009
BBB– Index

Barclays Bank PLC
CMBX NA	BBB–/P	13,525	122,000	5/11/63	300 bp	13,318
BBB– Index

Credit Suisse International
CMBX NA	BBB–/P	690	89,000	5/11/63	300 bp	539
BBB– Index

CMBX NA	BBB–/P	8,994	113,000	5/11/63	300 bp	8,802
BBB– Index

CMBX NA	BBB–/P	1,382	119,000	5/11/63	300 bp	1,179
BBB– Index

CMBX NA	BBB–/P	15,705	139,000	5/11/63	300 bp	15,469
BBB– Index

CMBX NA	BBB–/P	11,537	149,000	5/11/63	300 bp	11,283
BBB– Index

CMBX NA	BBB–/P	11,968	150,000	5/11/63	300 bp	11,714
BBB– Index

CMBX NA	BBB–/P	9,867	150,000	5/11/63	300 bp	9,612
BBB– Index

CMBX NA	BBB–/P	4,625	152,000	5/11/63	300 bp	4,367
BBB– Index

CMBX NA	BBB–/P	2,678	152,000	5/11/63	300 bp	2,420
BBB– Index

CMBX NA	BBB–/P	2,397	156,000	5/11/63	300 bp	2,132
BBB– Index

CMBX NA	BBB–/P	13,039	179,000	5/11/63	300 bp	12,735
BBB– Index

CMBX NA	BBB–/P	19,852	259,000	5/11/63	300 bp	19,411
BBB– Index

CMBX NA	BBB–/P	12,926	315,000	5/11/63	300 bp	12,391
BBB– Index

CMBX NA BB Index	—	(846)	162,000	5/11/63	(500 bp)	541

CMBX NA BB Index	—	(2,096)	120,000	5/11/63	(500 bp)	(1,068)

CMBX NA BB Index	—	(517)	54,000	5/11/63	(500 bp)	(25)

CMBX NA BB Index	—	(493)	54,000	5/11/63	(500 bp)	(30)

Global Income Trust	51

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 4/30/14 (Unaudited) cont.
		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Credit Suisse International cont.
CMBX NA BB Index	—	$(2,308)	$119,000	5/11/63	(500 bp)	$(1,289)

CMBX NA	BBB–/P	48	1,000	5/11/63	300 bp	46
BBB– Index

CMBX NA	BBB–/P	2,617	110,000	5/11/63	300 bp	2,430
BBB– Index

CMBX NA	—	(7,683)	136,000	1/17/47	(300 bp)	(4,365)
BBB– Index

CMBX NA	—	(8,276)	136,000	1/17/47	(300 bp)	(4,958)
BBB– Index

CMBX NA	—	(6,289)	134,000	1/17/47	(300 bp)	(3,019)
BBB– Index

CMBX NA	—	(7,850)	134,000	1/17/47	(300 bp)	(4,580)
BBB– Index

Goldman Sachs International
CMBX NA BB Index	—	(519)	54,000	5/11/63	(500 bp)	(56)

Total		$124,124				$137,327

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at April 30, 2014. Securities rated by Putnam are indicated by “/P.”

52 Global Income Trust

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Corporate bonds and notes	$—	$88,713,128	$—

Foreign government and agency bonds and notes	—	118,925,860	—

Mortgage-backed securities	—	78,420,483	—

Municipal bonds and notes	—	440,346	—

Purchased options outstanding	—	269,680	—

Purchased swap options outstanding	—	369,689	—

U.S. government and agency mortgage obligations	—	38,007,403	—

U.S. treasury obligations	—	113,614	—

Short-term investments	26,304,773	13,040,103	—

Totals by level	$26,304,773	$338,300,306	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(346,415)	$—

Futures contracts	(174,494)	—	—

Written options outstanding	—	(236,640)	—

Written swap options outstanding	—	(772,376)	—

Forward premium swap option contracts	—	(23,798)	—

TBA sale commitments	—	(2,121,250)	—

Interest rate swap contracts	—	48,414	—

Total return swap contracts	—	(74,944)	—

Credit default contracts	—	13,203	—

Totals by level	$(174,494)	$(3,513,806)	$—

The accompanying notes are an integral part of these financial statements.

Global Income Trust	53

Statement of assets and liabilities 4/30/14 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $321,416,065)	$338,300,306
Affiliated issuers (identified cost $26,304,773) (Note 5)	26,304,773

Foreign currency (cost $3,525) (Note 1)	3,552

Interest and other receivables	3,956,941

Receivable for shares of the fund sold	1,729,691

Receivable for investments sold	18,113,905

Receivable for sales of delayed delivery securities (Note 1)	2,110,996

Receivable for variation margin (Note 1)	462,821

Unrealized appreciation on forward premium swap option contracts (Note 1)	133,702

Unrealized appreciation on forward currency contracts (Note 1)	611,741

Unrealized appreciation on OTC swap contracts (Note 1)	697,347

Premium paid on OTC swap contracts (Note 1)	36,877

Prepaid assets	62,694

Total assets	392,525,346

LIABILITIES
Payable to custodian	799,859

Payable for investments purchased	17,287,359

Payable for purchases of delayed delivery securities (Note 1)	32,814,146

Payable for shares of the fund repurchased	690,575

Payable for compensation of Manager (Note 2)	155,680

Payable for custodian fees (Note 2)	31,707

Payable for investor servicing fees (Note 2)	36,507

Payable for Trustee compensation and expenses (Note 2)	123,851

Payable for administrative services (Note 2)	997

Payable for distribution fees (Note 2)	81,793

Payable for variation margin (Note 1)	978,157

Unrealized depreciation on OTC swap contracts (Note 1)	771,761

Premium received on OTC swap contracts (Note 1)	161,001

Unrealized depreciation on forward currency contracts (Note 1)	958,156

Unrealized depreciation on forward premium swap option contracts (Note 1)	157,500

Written options outstanding, at value (premiums $1,138,072) (Notes 1 and 3)	1,009,016

TBA sale commitments, at value (proceeds receivable $2,108,398) (Note 1)	2,121,250

Collateral on certain derivative contracts, at value (Note 1)	113,614

Other accrued expenses	206,952

Total liabilities	58,499,881

Net assets	$334,025,465

(Continued on next page)

54 Global Income Trust

Statement of assets and liabilities (Continued)

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$326,047,499

Undistributed net investment income (Note 1)	1,583,484

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(9,459,790)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	15,854,272

Total — Representing net assets applicable to capital shares outstanding	$334,025,465

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($212,220,073 divided by 16,443,369 shares)	$12.91

Offering price per class A share (100/96.00 of $12.91)*	$13.45

Net asset value and offering price per class B share ($8,632,973 divided by 672,033 shares)**	$12.85

Net asset value and offering price per class C share ($29,481,220 divided by 2,293,900 shares)**	$12.85

Net asset value and redemption price per class M share ($11,608,756 divided by 908,176 shares)	$12.78

Offering price per class M share (100/96.75 of $12.78)†	$13.21

Net asset value, offering price and redemption price per class R share
($6,194,669 divided by 480,898 shares)	$12.88

Net asset value, offering price and redemption price per class R5 share
($11,010 divided by 853 shares) ‡	$12.90

Net asset value, offering price and redemption price per class R6 share
($4,685,318 divided by 363,063 shares)	$12.90

Net asset value, offering price and redemption price per class Y share
($61,191,446 divided by 4,742,228 shares)	$12.90

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

‡ Net asset value may not recalculate due to rounding of fractional shares.

The accompanying notes are an integral part of these financial statements.

Global Income Trust 55

Statement of operations Six months ended 4/30/14 (Unaudited)

INVESTMENT INCOME

Interest (including interest income of $5,108 from investments in affiliated issuers) (Note 5)	$6,315,376

EXPENSES

Compensation of Manager (Note 2)	833,427

Investor servicing fees (Note 2)	217,551

Custodian fees (Note 2)	46,409

Trustee compensation and expenses (Note 2)	11,133

Distribution fees (Note 2)	485,418

Administrative services (Note 2)	4,617

Other	257,450

Fees waived and reimbursed by Manager (Note 2)	(11,921)

Total expenses	1,844,084

Expense reduction (Note 2)	(440)

Net expenses	1,843,644

Net investment income	4,471,732

Net realized gain on investments (Notes 1 and 3)	3,964,052

Net realized loss on swap contracts (Note 1)	(2,737,559)

Net realized loss on futures contracts (Note 1)	(1,955,114)

Net realized loss on foreign currency transactions (Note 1)	(2,346,071)

Net realized gain on written options (Notes 1 and 3)	538,871

Net unrealized appreciation of assets and liabilities in foreign currencies during the period	1,137,712

Net unrealized appreciation of investments, futures contracts, swap contracts, written options,
and TBA sale commitments during the period	9,873,279

Net gain on investments	8,475,170

Net increase in net assets resulting from operations	$12,946,902

The accompanying notes are an integral part of these financial statements.

56 Global Income Trust

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 4/30/14*	Year ended 10/31/13

Operations:
Net investment income	$4,471,732	$9,988,638

Net realized gain (loss) on investments
and foreign currency transactions	(2,535,821)	7,986,115

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	11,010,991	(15,823,667)

Net increase in net assets resulting from operations	12,946,902	2,151,086

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(3,056,810)	(6,033,372)

Class B	(99,314)	(212,458)

Class C	(336,065)	(740,318)

Class M	(165,928)	(340,470)

Class R	(80,244)	(136,973)

Class R5	(177)	(311)

Class R6	(73,178)	(77,428)

Class Y	(785,230)	(1,615,804)

From return of capital
Class A	—	(653,480)

Class B	—	(23,011)

Class C	—	(80,185)

Class M	—	(36,876)

Class R	—	(14,836)

Class R5	—	(34)

Class R6	—	(8,386)

Class Y	—	(175,009)

Increase (decrease) from capital share transactions (Note 4)	23,470,895	(52,950,579)

Total increase (decrease) in net assets	31,820,851	(60,948,444)

NET ASSETS

Beginning of period	302,204,614	363,153,058

End of period (including undistributed net investment
income of $1,583,484 and $1,708,698, respectively)	$334,025,465	$302,204,614

*Unaudited

The accompanying notes are an integral part of these financial statements.

Global Income Trust	57

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:

														Ratio of
	Net asset		Net realized										Ratio	net investment
	value,		and unrealized	Total from	From						Total return	Net assets,	of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	From	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	income (loss) [a]	on investments	operations	income	return of capital	distributions	fees	reimbursements	end of period	value (%) [b]	(in thousands)	net assets (%) [c]	net assets (%)	turnover (%) [d]

Class A
April 30, 2014**	$12.57	.19	.34	.53	(.19)	—	(.19)	—	—	$12.91	4.27*	$212,220	.56*[h]	1.48*	78*
October 31, 2013	12.85	.38	(.27)	.11	(.35)	(.04)	(.39)	—	—	12.57	.82	199,284	1.10	2.96	335
October 31, 2012	12.58	.36	.38	.74	(.36)	(.11)	(.47)	—	—	12.85	6.02	229,240	1.10	2.85	162
October 31, 2011	13.15	.47	(.27)	.20	(.77)	—	(.77)	— [e]	— [e,f]	12.58	1.55	215,202	1.13	3.67	116
October 31, 2010	13.24	.80	.82	1.62	(1.71)	—	(1.71)	— [e]	— [e,g]	13.15	13.63	157,631	1.14 [h]	6.35 [h]	79
October 31, 2009	10.47	.62	2.91	3.53	(.76)	—	(.76)	— [e]	— [e,i]	13.24	35.39	113,047	1.14 [h]	5.57 [h]	203

Class B
April 30, 2014**	$12.51	.14	.35	.49	(.15)	—	(.15)	—	—	$12.85	3.90*	$8,633	.94*[h]	1.10*	78*
October 31, 2013	12.80	.28	(.28)	— [e]	(.26)	(.03)	(.29)	—	—	12.51	(.01)	9,002	1.85	2.21	335
October 31, 2012	12.53	.26	.38	.64	(.28)	(.09)	(.37)	—	—	12.80	5.24	11,109	1.85	2.10	162
October 31, 2011	13.10	.38	(.28)	.10	(.67)	—	(.67)	— [e]	— [e,f]	12.53	.81	11,499	1.88	2.94	116
October 31, 2010	13.20	.72	.80	1.52	(1.62)	—	(1.62)	— [e]	— [e,g]	13.10	12.74	9,453	1.89 [h]	5.67 [h]	79
October 31, 2009	10.44	.52	2.92	3.44	(.68)	—	(.68)	— [e]	— [e,i]	13.20	34.38	8,144	1.89 [h]	4.77 [h]	203

Class C
April 30, 2014**	$12.51	.14	.34	.48	(.14)	—	(.14)	—	—	$12.85	3.89*	$29,481	.94*[h]	1.11*	78*
October 31, 2013	12.80	.28	(.28)	— [e]	(.26)	(.03)	(.29)	—	—	12.51	(.01)	31,771	1.85	2.22	335
October 31, 2012	12.53	.26	.38	.64	(.28)	(.09)	(.37)	—	—	12.80	5.25	39,316	1.85	2.10	162
October 31, 2011	13.10	.35	(.24)	.11	(.68)	—	(.68)	— [e]	— [e,f]	12.53	.83	36,264	1.88	2.70	116
October 31, 2010	13.20	.68	.85	1.53	(1.63)	—	(1.63)	— [e]	— [e,g]	13.10	12.80	13,700	1.89 [h]	5.39 [h]	79
October 31, 2009	10.44	.53	2.91	3.44	(.68)	—	(.68)	— [e]	— [e,i]	13.20	34.38	4,451	1.89 [h]	4.82 [h]	203

Class M
April 30, 2014**	$12.45	.17	.34	.51	(.18)	—	(.18)	—	—	$12.78	4.11*	$11,609	.69*[h]	1.35*	78*
October 31, 2013	12.74	.34	(.28)	.06	(.32)	(.03)	(.35)	—	—	12.45	.50	12,457	1.35	2.71	335
October 31, 2012	12.47	.32	.38	.70	(.33)	(.10)	(.43)	—	—	12.74	5.80	14,969	1.35	2.60	162
October 31, 2011	13.04	.45	(.28)	.17	(.74)	—	(.74)	— [e]	— [e,f]	12.47	1.30	16,403	1.38	3.51	116
October 31, 2010	13.14	.78	.80	1.58	(1.68)	—	(1.68)	— [e]	— [e,g]	13.04	13.35	17,170	1.39 [h]	6.21 [h]	79
October 31, 2009	10.40	.58	2.89	3.47	(.73)	—	(.73)	— [e]	— [e,i]	13.14	35.00	18,789	1.39 [h]	5.30 [h]	203

Class R
April 30, 2014**	$12.54	.17	.35	.52	(.18)	—	(.18)	—	—	$12.88	4.15*	$6,195	.69*[h]	1.36*	78*
October 31, 2013	12.83	.34	(.28)	.06	(.32)	(.03)	(.35)	—	—	12.54	.50	5,586	1.35	2.70	335
October 31, 2012	12.56	.33	.37	.70	(.33)	(.10)	(.43)	—	—	12.83	5.76	4,142	1.35	2.61	162
October 31, 2011	13.14	.44	(.28)	.16	(.74)	—	(.74)	— [e]	— [e,f]	12.56	1.25	3,658	1.38	3.43	116
October 31, 2010	13.23	.75	.84	1.59	(1.68)	—	(1.68)	— [e]	— [e,g]	13.14	13.39	2,264	1.39 [h]	5.92 [h]	79
October 31, 2009	10.46	.59	2.91	3.50	(.73)	—	(.73)	— [e]	— [e,i]	13.23	35.10	834	1.39 [h]	5.31 [h]	203

Class R5
April 30, 2014**	$12.56	.21	.34	.55	(.21)	—	(.21)	—	—	$12.90	4.42*	$11	.43*[h]	1.65*	78*
October 31, 2013	12.85	.42	(.29)	.13	(.38)	(.04)	(.42)	—	—	12.56	1.02	11.82		3.27	335
October 31, 2012†	12.45	.13	.41	.54	(.11)	(.03)	(.14)	—	—	12.85	4.34*	10	.27*	.99*	162

Class R6
April 30, 2014**	$12.57	.21	.33	.54	(.21)	—	(.21)	—	—	$12.90	4.36*	$4,685	.39*[h]	1.65*	78*
October 31, 2013	12.85	.38 j	(.23)	.15	(.39)	(.04)	(.43)	—	—	12.57	1.19	4,025.75		3.00 [j]	335
October 31, 2012†	12.45	.13	.41	.54	(.11)	(.03)	(.14)	—	—	12.85	4.37*	10	.25*	1.01*	162

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

58 Global Income Trust	Global Income Trust 59

Financial highlights (Continued)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:

														Ratio of
	Net asset		Net realized										Ratio	net investment
	value,		and unrealized	Total from	From						Total return	Net assets,	of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	From	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	income (loss) [a]	on investments	operations	income	return of capital	distributions	fees	reimbursements	end of period	value (%) [b]	(in thousands)	net assets (%) [c]	net assets (%)	turnover (%) [d]

Class Y
April 30, 2014**	$12.57	.20	.34	.54	(.21)	—	(.21)	—	—	$12.90	4.33*	$61,191	.44*[h]	1.59*	78*
October 31, 2013	12.86	.41	(.28)	.13	(.38)	(.04)	(.42)	—	—	12.57	1.00	40,069.85		3.22	335
October 31, 2012	12.58	.39	.39	.78	(.38)	(.12)	(.50)	—	—	12.86	6.40	64,357.85		3.11	162
October 31, 2011	13.16	.46	(.24)	.22	(.80)	—	(.80)	— [e]	— [e,f]	12.58	1.74	72,631.88		3.53	116
October 31, 2010	13.25	.83	.83	1.66	(1.75)	—	(1.75)	— [e]	— [e,g]	13.16	13.93	13,371	.89 [h]	6.54 [h]	79
October 31, 2009	10.48	.64	2.92	3.56	(.79)	—	(.79)	— e	— [e,i]	13.25	35.69	5,218	.89 [h]	5.78 [h]	203

* Not annualized.

** Unaudited.

† For the period July 3, 2012 (commencement of operations) to October 31, 2012.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangements (Note 2). Also excludes acquired fund fees, if any.

d Portfolio turnover excludes TBA purchase and sale commitments.

e Amount represents less than $0.01 per share.

f Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

g Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Prudential Securities, Inc. which amounted to less than $0.01 per share outstanding on March 30, 2010.

h Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

April 30, 2014	<0.01%

October 31, 2010	0.02

October 31, 2009	0.32

i Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Millennium Partners, L.P., Millennium Management, L.L.C. and Millennium International Management, L.L.C. which amounted to less than $0.01 per share outstanding on June 23, 2009.

j The net investment income ratio and per share amount shown for the period ending October 31, 2013 may not correspond with the expected class specific differences for the period due to the timing of subscriptions into the class.

The accompanying notes are an integral part of these financial statements. The accompanying notes are an integral part of these financial statements.

60 Global Income Trust	Global Income Trust	61

Notes to financial statements 4/30/14 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from November 1, 2013 through April 30, 2014.

Putnam Global Income Trust (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a non-diversified open-end management investment company. The investment objective of the fund is to seek high current income. Preservation of capital and long-term total return are secondary objectives, but only to the extent consistent with the objective of seeking high current income. The fund invests mainly in bonds and securitized debt instruments (such as mortgage-backed investments) that are obligations of companies and governments worldwide; that are investment-grade in quality; and that have intermediate- to long-term maturities (three years or longer). The fund may also invest in bonds that are below-investment-grade in quality (sometimes referred to as “junk bonds”). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current

62 Global Income Trust

exchange rate. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value and are classified as Level 2 securities.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income, net of any applicable withholding taxes, is recorded on the accrual basis.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk and to manage downside risks.

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The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to hedge interest rate risk and to gain exposure to interest rates.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure on currency.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk and to gain exposure on interest rates.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date

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or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to gain exposure to specific sectors or industries, to gain exposure to rates of inflation in specific regions or countries and to hedge inflation in specific regions or countries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk and to hedge market risk.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying

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reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $154,366 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $1,278,938 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $850,993 and may include amounts related to unsettled agreements.

TBA purchase commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

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Unsettled TBA sale commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. Based on market circumstances, Putnam Management will determine whether to deliver the underlying securities or to dispose of the TBA commitments prior to settlement. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At October 31, 2013, the fund had a capital loss carryover of $6,737,475 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

	Loss carryover

Short-term	Long-term	Total	Expiration

$3,606,825	$651,228	$4,258,053	*

2,479,422	N/A	2,479,422	October 31, 2017

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

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The aggregate identified cost on a tax basis is $348,699,619, resulting in gross unrealized appreciation and depreciation of $21,561,543 and $5,656,083, respectively, or net unrealized appreciation of $15,905,460.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.700%	of the first $5 billion,	0.500%	of the next $50 billion,

0.650%	of the next $5 billion,	0.480%	of the next $50 billion,

0.600%	of the next $10 billion,	0.470%	of the next $100 billion and

0.550%	of the next $10 billion,	0.465%	of any excess thereafter.

The fund’s shareholders approved the fund’s current management contract with Putnam Management effective February 27, 2014. Shareholders were asked to approve the fund’s management contract following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who had controlled directly and indirectly a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management. The substantive terms of the management contract, including terms relating to fees, are identical to the terms of the fund’s previous management contract and reflect the rates provided in the table above.

Putnam Management has contractually agreed, through June 30, 2014, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $11,921 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing (except for Class R5 and R6 shares) based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Class R5 shares pay a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.12%. Class R6 shares pay a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s

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average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$143,452	Class R5	6

Class B	6,161	Class R6	1,082

Class C	21,225	Class Y	33,116

Class M	8,410	Total	$217,551

Class R	4,099

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $440 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $195, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$250,604	Class M	29,351

Class B	43,008	Class R	14,313

Class C	148,142	Total	$485,418

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $10,862 and $81 from the sale of class A and class M shares, respectively, and received $1,165 and $516 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $15 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments and TBA commitments aggregated $226,868,564 and $220,196,089, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

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Written option transactions during the reporting period are summarized as follows:

		Written swap	Written	Written option
		option contract	swap option	contract	Written option
		amounts	premiums	amounts	premiums

Written options outstanding
at the beginning of the	USD	45,960,000	$496,444	—	$—
reporting period	EUR	—	$—	—	$—

Options opened	USD	112,595,929	977,561	80,000,000	328,750
	EUR	122,462,000	71,636	—	—

Options exercised	USD	—	—	—	—
	EUR	—	—	—	—

Options expired	USD	—	—	—	—
	EUR	—	—	—	—

Options closed	USD	(137,093,029)	(664,683)	—	—
	EUR	(74,144,000)	(71,636)	—	—

Written options outstanding
at the end of the	USD	21,462,900	$809,322	80,000,000	$328,750
reporting period	EUR	48,318,000	$—	—	$—

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 4/30/14		Year ended 10/31/13

Class A	Shares	Amount	Shares	Amount

Shares sold	2,716,806	$34,455,579	4,261,894	$54,357,290

Shares issued in connection with
reinvestment of distributions	222,843	2,827,058	475,017	6,026,644

	2,939,649	37,282,637	4,736,911	60,383,934

Shares repurchased	(2,353,996)	(29,807,559)	(6,712,131)	(85,179,431)

Net increase (decrease)	585,653	$7,475,078	(1,975,220)	$(24,795,497)

	Six months ended 4/30/14		Year ended 10/31/13

Class B	Shares	Amount	Shares	Amount

Shares sold	33,368	$424,204	122,001	$1,551,555

Shares issued in connection with
reinvestment of distributions	7,205	90,921	16,871	213,146

	40,573	515,125	138,872	1,764,701

Shares repurchased	(88,190)	(1,111,868)	(287,294)	(3,627,673)

Net decrease	(47,617)	$(596,743)	(148,422)	$(1,862,972)

	Six months ended 4/30/14		Year ended 10/31/13

Class C	Shares	Amount	Shares	Amount

Shares sold	234,487	$2,975,345	610,133	$7,754,780

Shares issued in connection with
reinvestment of distributions	22,872	288,741	54,454	688,048

	257,359	3,264,086	664,587	8,442,828

Shares repurchased	(502,442)	(6,336,135)	(1,196,791)	(15,147,669)

Net decrease	(245,083)	$(3,072,049)	(532,204)	$(6,704,841)

70 Global Income Trust

	Six months ended 4/30/14		Year ended 10/31/13

Class M	Shares	Amount	Shares	Amount

Shares sold	5,764	$72,342	28,068	$354,011

Shares issued in connection with
reinvestment of distributions	2,931	36,806	6,607	83,029

	8,695	109,148	34,675	437,040

Shares repurchased	(101,166)	(1,265,363)	(209,081)	(2,641,557)

Net decrease	(92,471)	$(1,156,215)	(174,406)	$(2,204,517)

	Six months ended 4/30/14		Year ended 10/31/13

Class R	Shares	Amount	Shares	Amount

Shares sold	112,914	$1,432,746	262,354	$3,348,411

Shares issued in connection with
reinvestment of distributions	4,319	54,670	8,211	103,915

	117,233	1,487,416	270,565	3,452,326

Shares repurchased	(81,672)	(1,034,156)	(147,965)	(1,878,387)

Net increase	35,561	$453,260	122,600	$1,573,939

	Six months ended 4/30/14		Year ended 10/31/13

Class R5	Shares	Amount	Shares	Amount

Shares sold	—	$—	—	$—

Shares issued in connection with
reinvestment of distributions	14	177	27	345

	14	177	27	345

Shares repurchased	—	—	—	—

Net increase	14	$177	27	$345

	Six months ended 4/30/14		Year ended 10/31/13

Class R6	Shares	Amount	Shares	Amount

Shares sold	62,942	$795,457	378,940	$4,867,378

Shares issued in connection with
reinvestment of distributions	5,769	73,178	6,827	85,814

	68,711	868,635	385,767	4,953,192

Shares repurchased	(25,929)	(328,145)	(66,298)	(828,879)

Net increase	42,782	$540,490	319,469	$4,124,313

	Six months ended 4/30/14		Year ended 10/31/13

Class Y	Shares	Amount	Shares	Amount

Shares sold	2,171,014	$27,671,143	1,919,287	$24,558,955

Shares issued in connection with
reinvestment of distributions	42,203	535,520	93,944	1,194,335

	2,213,217	28,206,663	2,013,231	25,753,290

Shares repurchased	(659,854)	(8,379,766)	(3,830,680)	(48,834,639)

Net increase (decrease)	1,553,363	$19,826,897	(1,817,449)	$(23,081,349)

Global Income Trust	71

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value

Class R5	853	100.00%	$11,010

Class R6	854	0.24	11,017

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

	Fair value at the				Fair value at
	beginning of				the end of
	the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Short Term
Investment Fund*	$3,129,550	$69,549,468	$46,374,245	$5,108	$26,304,773

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher yielding, lower rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Purchased TBA commitment option contracts (contract amount)	$18,000,000

Purchased swap option contracts (contract amount)	$123,500,000

Written TBA commitment option contracts (contract amount) (Note 3)	$34,300,000

Written swap option contracts (contract amount) (Note 3)	$101,300,000

Futures contracts (number of contracts)	1,000

Forward currency contracts (contract amount)	$367,300,000

OTC interest rate swap contracts (notional)	$444,400,000

Centrally cleared interest rate swap contracts (notional)	$690,200,000

OTC total return swap contracts (notional)	$123,000,000

OTC credit default contracts (notional)	$4,000,000

72 Global Income Trust

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Credit contracts	Receivables	$18,028	Payables	$4,825

Foreign exchange
contracts	Receivables	611,741	Payables	958,156

Investments,
	Receivables, Net		Payables, Net
	assets — Unrealized		assets — Unrealized
Interest rate contracts	appreciation	4,944,002*	depreciation	5,538,471*

Total		$5,573,771		$6,501,452

* Includes cumulative appreciation/depreciation of futures contracts and centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$(33,844)	$(33,844)

Foreign exchange
contracts	—	—	(2,348,026)	—	$(2,348,026)

Interest rate contracts	(188,912)	(1,955,114)	—	(2,703,715)	$(4,847,741)

Total	$(188,912)	$(1,955,114)	$(2,348,026)	$(2,737,559)	$(7,229,611)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$176,276	$176,276

Foreign exchange
contracts	—	—	1,133,018	—	$1,133,018

Interest rate contracts	(28,907)	758,997	—	2,868,683	$3,598,773

Total	$(28,907)	$758,997	$1,133,018	$3,044,959	$4,908,067

Global Income Trust	73

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, see Note 1, if any. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N. A.	Barclays Bank PLC	Barclays Capital Inc. (clearing broker)	Citibank, N. A.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N. A.	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Royal Bank of Scotland PLC (The)	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total

Assets:

OTC Interest rate swap contracts*#	$—	$—	$—	$—	$19,771	$—	$75,070	$—	$268,051	$—	$—	$—	$—	$—	$362,892

Centrally cleared interest rate swap contracts§	—	—	440,197	—	—	—	—	—	—	—	—	—	—	—	440,197

OTC Total return swap contracts*#	2,941	100,613	—	26,120	25,098	—	20,757	—	2,209	—	—	—	—	—	177,738

OTC Credit default contracts*#	—	—	—	—	17,565	—	463	—	—	—	—	—	—	—	18,028

Futures contracts§	—	—	—	—	—	—	—	—	—	22,624	—	—	—	—	22,624

Forward currency contracts#	25,974	129,883	—	39,320	189,240	26,145	22,024	—	59,484	—	—	58,905	23,741	37,025	611,741

Forward premium swap option contracts#	—	—	—	—	—	—	110,666	—	23,036	—	—	—	—	—	133,702

Purchased swap options**#	71,663	86,774	—	—	48,461	28,366	134,425	—	—	—	—	—	—	—	369,689

Purchased options**#	—	—	—	—	—	—	—	—	269,680	—	—	—	—	—	269,680

Total Assets	$100,578	$317,270	$440,197	$65,440	$300,135	$54,511	$363,405	$—	$622,460	$22,624	$—	$58,905	$23,741	$37,025	$2,406,291

Liabilities:

OTC Interest rate swap contracts*#	$280	$—	$—	$—	$—	$64,682	$245,529	$—	$189,198	$—	$—	$—	$—	$—	$499,689

Centrally cleared interest rate swap contracts§	—	—	715,349	—	—	—	—	—	—	—	—	—	—	—	715,349

OTC Total return swap contracts*#	—	73,974	—	101,035	54,042	—	23,631	—	—	—	—	—	—	—	252,682

OTC Credit default contracts*#	823	207	—	—	3,795	—	—	—	—	—	—	—	—	—	4,825

Futures contracts§	—	—	—	—	—	—	—	—	—	262,808	—	—	—	—	262,808

Forward currency contracts#	5,493	51,095	—	204,021	107,786	33,026	152,002	47,862	50,020	—	84,113	130,741	32,972	59,025	958,156

Forward premium swap option contracts#	—	—	—	—	—	—	131,145	—	26,355	—	—	—	—	—	157,500

Written swap options#	79,948	—	—	—	—	—	—	—	692,428	—	—	—	—	—	772,376

Written options#	—	—	—	—	—	—	—	—	236,640	—	—	—	—	—	236,640

Total Liabilities	$86,544	$125,276	$715,349	$305,056	$165,623	$97,708	$552,307	$47,862	$1,194,641	$262,808	$84,113	$130,741	$32,972	$59,025	$3,860,025

Total Financial and Derivative Net Assets	$14,034	$191,994	$(275,152)	$(239,616)	$134,512	$(43,197)	$(188,902)	$(47,862)	$(572,181)	$(240,184)	$(84,113)	$(71,836)	$(9,231)	$(22,000)	$(1,453,734)

Total collateral received (pledged)##†	$—	$113,614	$—	$(130,000)	$134,512	$—	$(188,902)	$—	$(520,000)	$—	$—	$—	$—	$—	$(590,776)

Net amount	$14,034	$78,380	$(275,152)	$(109,616)	$—	$(43,197)	$—	$(47,862)	$(52,181)	$(240,184)	$(84,113)	$(71,836)	$(9,231)	$(22,000)	$(862,958)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement. (Note 1)

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

74 Global Income Trust	Global Income Trust	75

Shareholder meeting results (Unaudited)

February 27, 2014 special meeting

At the meeting, each of the nominees for Trustees was elected as follows:

	Votes for	Votes withheld

Liaquat Ahamed	15,617,405	576,121

Ravi Akhoury	15,613,510	580,016

Barbara M. Baumann	15,690,242	503,284

Jameson A. Baxter	15,637,895	555,631

Charles B. Curtis	15,606,957	586,569

Robert J. Darretta	15,641,288	552,238

Katinka Domotorffy	15,629,258	564,268

John A. Hill	15,623,229	570,296

Paul L. Joskow	15,631,179	562,347

Kenneth R. Leibler	15,638,251	555,275

Robert E. Patterson	15,635,755	557,771

George Putnam, III	15,638,327	555,198

Robert L. Reynolds	15,634,472	559,054

W. Thomas Stephens	15,620,299	573,227

A proposal to approve a new management contract between the fund and Putnam Management was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

12,343,174	329,809	547,464	2,973,079

March 27, 2014 special meeting

A proposal to adopt an Amended and Restated Declaration of Trust, with respect to which the February 27, 2014 meeting had been adjourned, was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

12,532,580	1,234,191	656,273	2,674,337

All tabulations are rounded to the nearest whole number.

76 Global Income Trust

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert T. Burns
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Legal Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Robert R. Leveille
	Charles B. Curtis	Vice President and
Investment Sub-Manager	Robert J. Darretta	Chief Compliance Officer
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Michael J. Higgins
London, England SW1A 1LD	Paul L. Joskow	Vice President, Treasurer,
	Kenneth R. Leibler	and Clerk
Marketing Services	Robert E. Patterson
Putnam Retail Management	George Putnam, III	Janet C. Smith
One Post Office Square	Robert L. Reynolds	Vice President,
Boston, MA 02109	W. Thomas Stephens	Principal Accounting Officer,
and Assistant Treasurer
Custodian	Robert L. Reynolds
State Street Bank	President	Susan G. Malloy
and Trust Company		Vice President and
	Jonathan S. Horwitz	Assistant Treasurer
Legal Counsel	Executive Vice President,
Ropes & Gray LLP	Principal Executive Officer, and	James P. Pappas
	Compliance Liaison	Vice President

	Steven D. Krichmar	Mark C. Trenchard
	Vice President and	Vice President and
	Principal Financial Officer	BSA Compliance Officer

Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam Global Income Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

75 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

SA031
287957 6/14

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Global Income Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: June 26, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: June 26, 2014

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: June 26, 2014